    As filed with the Securities and Exchange Commission on February 28, 2003
                                                 FILE Nos. 33-77496
                                                           811-08470

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                 Post-Effective Amendment No. 11 on Form N-6
                     to Registration Statement on Form S-6

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 2

                             JPF SEPARATE ACCOUNT B
                           (Exact Name of Registrant)

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                               (Name of Depositor)

                               One Granite Place
                               Concord, NH 03301
              (Address of Depositor's principal executive offices)

                              Ronald R. Angarella
                                   President

                     Jefferson Pilot Securities Corporation
                               One Granite Place
                               Concord, NH 03301
                     (Name and address of agent for service)

                                   Copies to:

          Charlene Grant, Esq.                       Joan E. Boros, Esq.
                                                    Christopher S. Petito
Jefferson Pilot Financial Insurance Company            Jorden, Burt LLP
          One Granite Place                    1025 Thomas Jefferson Street, N.W.
          Concord, NH 03301                             Suite 400 East
                                                  Washington, D.C. 20007-5208

                               ------------------


Title and amount of Securities being registered:

     Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

   _____  Immediately upon filing pursuant to paragraph (b)
   _____  On (date) pursuant to paragraph (b)
   _____  60 days after filing pursuant to paragraph (a)(1)
   __X__  On April 28, 2003, pursuant to paragraph (a)(1) of Rule 485.


     Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================

                             PROSPECTUS: MAY 1, 2003


                                   ENSEMBLE II

                             JPF SEPARATE ACCOUNT B

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
  One Granite Place, Concord, New Hampshire 03301 Telephone No.: 1-800-258-3648


This Prospectus describes the Ensemble II variable life insurance policy ("Ensemble II" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by Jefferson Pilot LifeAmerica Insurance Company ("we" or "JP LifeAmerica" or "the Company"). The Policy is intended to provide life insurance and pay a benefit, as described in this Prospectus, upon surrender or death. The Policy allows flexible premium payments, Policy Loans, withdrawals, and a choice of two Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to JPF Separate Account B ("Separate Account B" or "the Separate Account"), and/or the General Account, or both Accounts. The Divisions of Separate Account B support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4.5% per year. Your Policy may lapse if the Cash Value is insufficient to pay a Monthly Deduction. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may reinstate it.


The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Divisions used to fund the Policy through Separate Account B. Each Division invests exclusively in one of the following
Portfolios:

JPVF GROWTH PORTFOLIO
JPVF EMERGING GROWTH PORTFOLIO
JPVF MID-CAP GROWTH PORTFOLIO
JPVF CAPITAL GROWTH PORTFOLIO
JPVF SMALL COMPANY PORTFOLIO
JPVF MID-CAP VALUE PORTFOLIO
JPVF S&P 500 INDEX PORTFOLIO
JPVF SMALL-CAP VALUE PORTFOLIO
JPVF VALUE PORTFOLIO
JPVF INTERNATIONAL EQUITY PORTFOLIO
JPVF WORLD GROWTH STOCK PORTFOLIO
JPVF BALANCED PORTFOLIO
JPVF HIGH YIELD BOND PORTFOLIO
JPVF MONEY MARKET PORTFOLIO
AMERICAN CENTURY VP INTERNATIONAL FUND

AMERICAN CENTURY VP VALUE, CLASS II

AYCO GROWTH FUND
FIDELITY VIP GROWTH PORTFOLIO
FIDELITY VIP EQUITY-INCOME PORTFOLIO
FIDELITY VIP CONTRAFUND(R) PORTFOLIO
MFS RESEARCH SERIES
MFS UTILITIES SERIES
PIMCO TOTAL RETURN PORTFOLIO

PROFUND VP TECHNOLOGY
PROFUND VP HEALTHCARE
PROFUND VP FINANCIAL
SCUDDER VIT SMALL CAP INDEX FUND, CLASS B

TEMPLETON FOREIGN SECURITIES FUND: CLASS I

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO II
VANGUARD(R) VIF MID-CAP INDEX PORTFOLIO
VANGUARD(R) VIF SMALL COMPANY GROWTH PORTFOLIO
VANGUARD(R) VIF REIT INDEX PORTFOLIO


Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.


In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.


Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Ensemble II insurance policies and shares of the Funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

TABLE OF CONTENTS


                                                      PAGE
                                                      ----
POLICY BENEFITS/RISKS SUMMARY                          3
POLICY RISKS                                           4
PORTFOLIO RISKS                                        5
FEE TABLES                                             6
DEFINITIONS                                           11
THE COMPANY                                           12
THE SEPARATE ACCOUNT                                  13
INVESTMENT AND FIXED ACCOUNT
   OPTIONS                                            14
   Separate Account Investments                       14
   Investment Advisers and Objectives for
      Each of the Funds                               14
   Mixed and Shared Funding; Conflicts of
      Interest                                        18
   Fund Additions, Deletions or Substitutions         18
   General Account                                    18
POLICY CHOICES                                        19
   General                                            19
   Premium Payments                                   19
   Modified Endowment Contract                        19
   Compliance with the Internal Revenue
      Code                                            20
   Backdating                                         20
   Allocation of Premiums                             20
   Death Benefit Options                              20
   Transfers and Allocations to Funding
      Options                                         21
   Telephone Transfers, Loans and
      Reallocations                                   22
   Automated Transfers (Dollar Cost
      Averaging and Portfolio Rebalancing)            22
POLICY VALUES                                         23
   Accumulation Value                                 23
   Unit Values                                        23
   Net Investment Factor                              24
   Surrender Value                                    24
CHARGES & FEES                                        24
   Charges & Fees Assessed Against
      Premium                                         24
   Charges & Fees Assessed Against
      Accumulation Value                              24
   Charges & Fees Assessed Against the
      Separate Account                                25
   Charges Deducted Upon Surrender                    26
   Surrender Charges on Surrenders and
      Withdrawals                                     26
POLICY RIGHTS                                         28
   Surrenders                                         28
   Withdrawals                                        28
   Grace Period                                       28
   Reinstatement of a Lapsed Policy                   29
   Right to Defer Payment                             29
   Policy Loans                                       29
   Policy Changes                                     30
   Right of Policy Examination ("Free Look
      Period")                                        31
   Supplemental Benefits                              31
DEATH BENEFIT                                         32
POLICY SETTLEMENT                                     32
   Settlement Options                                 32
ADDITIONAL INFORMATION                                33
   Reports to Policyowners                            33
   Right to Instruct Voting of Fund Shares            33
   Disregard of Voting Instructions                   34
   State Regulation                                   34
   Legal Matters                                      34
   Financial Statements                               34
   Employment Benefit Plans                           34
TAX MATTERS                                           35
   General                                            35
   Federal Tax Status of the Company                  35
   Life Insurance Qualification                       35
   Charges for JP Financial Income Taxes              38
MISCELLANEOUS POLICY PROVISIONS                       39
   The Policy                                         39
   Payment of Benefits                                39
   Suicide and Incontestability                       39
   Protection of Proceeds                             39
   Nonparticipation                                   39
   Changes in Owner and Beneficiary; Assignment       39
   Misstatements                                      39
APPENDIX A--ILLUSTRATIONS OF ACCUMULATION VALUES,
   CASH VALUES AND DEATH BENEFITS                    A-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

     POLICY BENEFITS/RISKS SUMMARY

-    POLICY BENEFITS


     This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in greater detail. The Definitions Section (page 11 below) defines certain words and phrases used in this prospectus.

     The Policy is a flexible premium variable universal life insurance contract. The Policy is built around its Accumulation Value, which changes every business day based on the investment experience of the Portfolios underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use.


-    ISSUANCE AND UNDERWRITING

     We will issue a Policy on the life of a prospective Insured who meets our Age and underwriting standards.

-    DEATH BENEFIT

     The primary benefit of your Policy is life insurance coverage. While the Policy is in force, we pay a Death Benefit to the Beneficiary when the Insured dies and we receive due proof of death at our Service Office.

     CHOICE OF DEATH BENEFIT OPTION: At the time you purchase the Policy, you must choose between two Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.


-    ACCESS TO CASH VALUE


     LOANS: You may borrow up to 90% of the Policy's Cash Value at the end of the Valuation Period during which we receive the loan request. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.

     PARTIAL WITHDRAWALS: You may make a written request to withdraw part of your Cash Value. We charge the lesser of $25 or 2% of the withdrawal. A withdrawal may have tax consequences.

     SURRENDERS: At any time while the Policy is in force and the Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Accumulation Value less any applicable Surrender Charge and outstanding Policy Debt. A surrender may have tax consequences.

-    FLEXIBILITY OF PREMIUMS

     After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount your select. You may also choose to make pre-authorized automatic monthly premium payments.

 -   "FREE LOOK" PERIOD

     You have the right to examine and cancel your Policy by returning it to our Service Office no later than 10 days after you receive it. (Some states allow a longer period of time during which a Policy may be returned.) The free look period begins when you receive your Policy. We will refund your premium or Accumulation Value, as required by state law.

-    OWNERSHIP RIGHTS

     While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the Beneficiary, naming a successor owner, changing the Specified Amount of the Policy and assigning the Policy.

-    SEPARATE ACCOUNT

     The Separate Account is an investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in the one of the corresponding Portfolios listed on the cover of and described in this prospectus. Amounts allocated to the Separate

     Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.

-    GENERAL ACCOUNT

     You may place all or a portion of your Accumulation Value in the General Account where it earns a minimum of 4.5% annual interest. We may declare higher interest rates, but are not obligated to do so.

-    TRANSFERS

     GENERAL: You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year. We will charge $25 for each additional transfer during a Policy Year. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges.

     DOLLAR COST AVERAGING: You may make periodic automatic transfers of specified amounts from the Money Market Division or the General Account to any other Division or the General Account.

     PORTFOLIO REBALANCING: We will automatically readjust the allocation between the Divisions and the General Account on a quarterly, semi-annual or annual basis at no additional charge.

-    SETTLEMENT OPTIONS

     There are several ways of receiving the Policy's Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Separate Account.

-    CASH VALUE

     Your Policy's Cash Value equals the Accumulation Value (the total amount that your Policy provides for investment plus the amount held as collateral for Policy Debt) less any Surrender Charge.

-    TAX BENEFITS

     Under current law you are not taxed on any gain under the Policy until you withdraw Accumulation Value from your Policy.

-    SUPPLEMENTAL BENEFITS AND RIDERS

     We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. There is a charge associated with these benefits and riders.


     POLICY RISKS

-    INVESTMENT RISK


     If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 4.5% per year.


-    SUITABILITY

     Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the Policy if you will need your Cash Value in a short period of time.

-    RISK OF LAPSE


     If your monthly charges exceed your Surrender Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Policy generally will not lapse if you make a payment sufficient to cover the Monthly Deduction for the current month and the next two months before the end of the Grace Period. Subject to certain conditions you may reinstate a lapsed Policy.


-    TAX RISKS

     Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract ("MEC"). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.

     Existing tax laws that benefit this Policy may change at any time.

-    WITHDRAWAL AND SURRENDER RISKS


     A Surrender Charge applies during the first ten Policy Years after the Policy Date and for ten years after each increase in Specified Amount. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

     A partial withdrawal will reduce Surrender Value and Death Benefit. Partial withdrawals may be subject to a pro rata Surrender Charge and a partial withdrawal charge.


     A surrender or partial withdrawal may have tax consequences.

-    LOAN RISKS


     Taking a loan from your Policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value and will reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.


     PORTFOLIO RISKS

     Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.


     The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectuses. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.

FEE TABLES

     THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER ACCUMULATION VALUE AMONG THE DIVISIONS AND THE GENERAL ACCOUNT.

                                TRANSACTION FEES


                                  WHEN CHARGE IS
CHARGE                            DEDUCTED              AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge (1)            Each Premium          MAXIMUM: 2.5% of premium
                                  Payment               Current: 2.0% of premium

Surrender Charge (2)              Policy surrender,     MAXIMUM = $60.55 per $1,000 of Specified Amount (Policy
                                  partial withdrawal,   surrendered in 1st Policy Year for male smoker age 85)
                                  or lapse
                                  in first ten Policy   MINIMUM = $0.63 per $1,000 of Specified Amount (Policy
                                  Years and first       surrendered in 10th Policy Year, for female non-smoker,
                                  ten years after       ages 0 through 15)
                                  any increase in
                                  Specified Amount      For 37 year old, male non-smoker, Standard rating class: $3.24 per $1,000 of Specified Amount in Policy Year 1, declining to $0.54 per $1,000 of Specified Amount in Policy Year 10

Transfer Fees                     Upon Transfer         $0 on first 12 transfers in each Policy Year; $25 on each
                                                        transfer thereafter

Withdrawal Charge                 Upon Withdrawal       The lesser of $25 or 2% of the partial withdrawal amount.

In-force Policy Illustrations     Upon Request          $25 (3)



(1) We reserve the right to increase these tax charges to a maximum of 2.5% of premium due to changes in state tax laws that increase our tax liability.

(2) This charge applies to all surrenders and partial withdrawals. Your Policy's maximum initial Surrender Charge will equal 30% of your Policy's Guideline Annual Premium, as defined under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Guideline Annual Premium varies based on your Policy's Specified Amount, Issue Age, risk classification, and sex of the Insured. Your Policy's Surrender Charge will equal (1) the surrender charge factors shown in the table below for the Policy Year of the surrender, times (2) the lesser of (i) the Guideline Annual Premium or
     (ii) the Premiums you actually pay in Policy Year one. The applicable surrender charge factors are shown in the table below:


                                POLICY YEAR             SURRENDER CHARGE FACTOR
                                -----------             ------------------------
                                   1-5                           .30
                                     6                           .25
                                     7                           .20
                                     8                           .15
                                     9                           .10
                                    10                           .05
                          11 and after                             0


     If you increase the Specified Amount of your Policy, we will determine an additional Surrender Charge applicable to the amount of the increase and apply it to any subsequent surrender, partial withdrawal, or decrease in the Specified Amount. See SURRENDER CHARGES ON INCREASES IN SPECIFIED AMOUNT, beginning on page 27.

(3)  We currently waive this charge.

     THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIOS' FEES AND EXPENSES.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                                  WHEN CHARGE IS
CHARGE                            DEDUCTED              AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance                 Monthly on            Minimum: $0.0567 per thousand
(per $1,000 of net                Monthly               Maximum: $25.479 per thousand
amount at risk) (1)               Anniversary
                                  Date                  For 37 year old male non-smoker,
                                                        Standard rating class:
                                                        Minimum: $0.157 per thousand
                                                        Maximum: $25.260 per thousand
                                                        of Specified Amount

Mortality and Expense             Accrued Daily             Policy Years 1-10:  0.90% annually
Risk Charge (2)                                             Policy Years 11+:   0.65% annually

Administrative Expense            Monthly on            $6 per month
Charge                            Monthly
                                  Anniversary
                                  Date

Federal Income Tax                Each Valuation        Currently none (3)
Charge                            Period



(1) The cost of insurance charge varies based on the Insured's Issue Age, sex, smoking status, underwriting class, and Policy Year. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. We calculate a separate Cost of Insurance charge for any increase in the Specified Amount, based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Cost of Insurance charge, see "Cost of Insurance", on page 25.

     The Cost of Insurance charge shown in the table may not be representative of the charges that you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.


(2)  The rates given are effective annual rates.


(3) We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Fees Assessed Against the Separate Account " on page 26 below.


     CURRENTLY WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE RIDERS YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR ACCUMULATION VALUE AS PART OF THE MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OF THE OPTIONAL RIDERS SHOWN BELOW. THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "OPTIONAL INSURANCE BENEFIT CHARGES" BELOW.

                                  RIDER CHARGES


                                  WHEN CHARGE IS
                                  DEDUCTED              AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit          Monthly on            $0.07 - $0.16 per $1000 of Insurance Risk
                                  the Monthly
                                  Anniversary Date
                                                        $0.07 per $1,000 for 37 year old male non-smoker, Standard rating class (1)

Children's Term Insurance         Monthly on            $.50 per $1000 of Death Benefit
                                  the Monthly
                                  Anniversary Date

Guaranteed Death Benefit          Monthly on            $0.01 per $1000 of Specified Amount.
                                  the Monthly
                                  Anniversary Date

Guaranteed Insurability           Monthly on            $0.03 - $0.16 per $1,000 of Specified Amount
Rider                             the Monthly
                                  Anniversary Date
                                                        $0.13 per $1,000 for 37 year old male non-smoker, Standard rating class (2)

Other Insured Term Rider          Monthly on            $0.07334 - $4.211 per $1,000 of Death Benefit
                                  the Monthly
                                  Anniversary Date
                                                        $0.139 per $1,000 for 37 year old female non-smoker, Standard rating class (3)
Waiver of Specified               Monthly on            $.0122 - $.11673 per $1000 of Specified Amount
Premium Rider                     the Monthly
                                  Anniversary Date
                                                        $.01408 per $1000 for 37 year old male non-smoker, Standard rating class (1)

Exchange of Insured Rider         At time of            $1.00 per thousand of Specified Amount, not to exceed $150 exchange

Terminal Illness Accelerated      At time of benefit    $250
Benefit Rider                     acceleration request

Primary Insured Term Rider        Monthly on            $0.0567 - $25.479 per $1000 of Death Benefit
                                  the Monthly
                                  Anniversary Date
                                                        $0.157 - 25.260 per $1000 for 37 year old male non-smoker, Preferred rating class (3)


(1)  The monthly rate for this rider is based on [    ].


(2) The cost of insurance rate for this rider is based on Issue Age and remains level throughout the rider coverage period.

(3)  See footnote (1) on page 7.

     THE FOLLOWING TABLE DESCRIBES PORTFOLIO FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY ANY OF THE PORTFOLIOS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.

                                CHARGES ASSESSED
                         AGAINST THE UNDERLYING FUNDS(1)

                                                                                        MINIMUM                    MAXIMUM
                                                                                        -------                    -------
Total Annual Portfolio Expenses (expenses that are deducted from Portfolio              [0.30%]                     [5.35%]
assets, including management fees, distribution (12b-1) fees, and other expenses), without waivers or expense reimbursements

Total Annual Portfolio Expenses (expenses that are deducted from Portfolio              [0.30%]                     [1.98%]
assets, including management fees, distribution (12b-1) fees, and other expenses), with waivers or expense reimbursements

(1) The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended [December 31, 2002] for the Portfolios in which the Variable Account invests. [Note: This section will be updated by post-effective amendment.]

     The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios' expenses to keep the Portfolios' expenses below specified limits. The range of expenses in the first row above does not the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through [April 30, 2002]. Other Portfolios have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time, and which are not reflected in the above chart. Taking these arrangements into consideration, the maximum and minimum Total Annual Portfolio Operating Expenses were [1.98%] and [0.28%], respectively. Each fee reduction and expense reimbursement arrangement is described in the notes to the table below and the relevant Portfolio's prospectus.


     The Portfolios' expenses are assessed at the Portfolio level and are not direct charges against the Divisions or the Policy's Accumulation Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Division's Accumulation Unit Value.


     Each Division purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and they may vary from year to year.

     The figures in the following table show expense ratios for the individual Portfolios for the year ended [December 31, 2002], except where otherwise noted. The expense of certain Portfolios reflect contractual fee reductions and expense reimbursement, as indicated in their prospectuses.

     INDIVIDUAL PORTFOLIO COMPANY ANNUAL EXPENSES
     (as a percentage of average net assets)
     NOTE: Fees and charges will be updated by post-effective amendment


                                                                                                                  TOTAL PORTFOLIO
                                                                                               TOTAL PORTFOLIO         ANNUAL
                                                                                                   ANNUAL             EXPENSES
                                                                  12b-1 DISTRIBUTION              EXPENSES       (AFTER CONTRACTUAL
                                                       MANAGEMENT  AND/OR SERVICING    OTHER   (BEFORE EXPENSE         EXPENSE
                                                          FEES           FEES        EXPENSES  REIMBURSEMENTS)     REIMBURSEMENTS)
                                                       ----------  ----------------- --------  ----------------   ------------------
JPVF Growth Portfolio
JPVF Emerging Growth Portfolio
JPVF Mid-Cap Growth Portfolio (1)
JPVF Capital Growth Portfolio (2)
JPVF Small Company Portfolio
JPVF Mid-Cap Value Portfolio (1)
JPVF S&P 500 Index Portfolio (3)
JPVF Small-Cap Value Portfolio (1)
JPVF Value Portfolio
JPVF International Equity Portfolio
JPVF World Growth Stock Portfolio
JPVF Balanced Portfolio
JPVF High Yield Bond Portfolio
JPVF Money Market Portfolio
American Century VP International Fund
American Century VP Value Fund Class II
Ayco Growth Fund (4)
Fidelity VIP Growth Portfolio (5)
Fidelity VIP Equity-Income Portfolio (5)
Fidelity VIP Contrafund(R) Portfolio (5)
MFS(R) Research Series
MFS(R) Utilities Series
PIMCO Total Return Portfolio (6)
ProFund VP Technology (7)
ProFund VP Healthcare (7)
ProFund VP Financial (7)
Scudder VIT Small Cap Index Fund-Class B (8)
T. Rowe Price Mid-Cap Growth Portfolio II (11)
Templeton Foreign Securities Fund: Class 2
Vanguard VIF Small Company Growth Portfolio (9)
Vanguard VIF Mid-Cap Index Portfolio (10)
Vanguard VIF REIT Index Portfolio (10)


(1)  Expense ratios were calculated on an annualized basis.
(2) The expense information has been restated to reflect the current management fee which was reduced effective March 1, 2002.
(3) The Portfolio's investment adviser has agreed to reimburse the Portfolio for total annual expenses above 0.28% of average net assets. Without such reimbursement, total annual expenses would have been 0.35%. The expense reimbursement plan is pursuant to a contract with the Portfolio's investment adviser which may be terminated by that investment adviser at any time after April 30, 2001 and terminates automatically on December 31, 2005.
(4) The Fund's investment adviser has agreed through December 31, 2002 to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, distribution related expenses (if any), and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 1.00% of the average daily net assets of the Fund for the fiscal year ending December 31, 2001. Without such reimbursement, total annual expenses would have been 5.35%.
(5) FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses. With these arrangements, the total annual expenses presented in the table were 0.65% for the VIP Growth Portfolio, 0.57% for the VIP Equity-Income Portfolio, and 0.64% for the VIP Contrafund(R) Portfolio.
(6) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66%.
(7) ProFund Advisors has contractually agreed to waive investment advisory and management service fees and to reimburse other expenses to the extent the Portfolio's total portfolio annual expenses exceed 1.98% of the Portfolio's average daily net assets through December 31, 2002. After such date, the expense limitation may be terminated or revised. Without such reimbursements the total portfolio annual expenses in the above table would have been 2.10% for ProFund VP Technology, 2.06% for ProFund VP Healthcare and 2.10% for ProFund VP Financial.
(8) The Portfolio's Class B shares are effective May 1, 2002 and other expenses in the above table have therefore been estimated taking into consideration the investment advisor's voluntary agreement to waive a portion of its management fee and reimburse certain expenses.
(9) The investment advisers for this Portfolio receive a quarterly advisory fee based on an annual percentage rate applied to average month-end net assets over the quarter increased or decreased based upon the advisers' performances in comparison to a benchmark index. This performance fee structure will not be in full operation for one of the Portfolio's advisers until December 31, 2003. Please see the Portfolio's prospectus and statement of additional information for more details.
(10) The Vanguard Group provides investment advisory services to the Portfolios on an at-cost basis.
(11) T. Rowe Price Mid-Cap Growth Portfolio-II is a share class of T. Rowe Price Mid-Cap Growth Portfolio. The II class is not a separate mutual fund. The II class pays a 0.25% 12b-1 distribution fee to participating insurance companies. The portfolio pays T. Rowe Price an annual all-inclusive fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on portfolio average daily net assets and is calculated and accrued daily.

Note: The Portfolio expense information was provided by the Portfolios and has not been independently verified by us. See the prospectuses or statements of additional information of the Portfolios for further details.

Certain of the Portfolios' advisers reimburse the Company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Policies. Such reimbursement is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ among Portfolios. Such reimbursement typically is calculated as a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to [.25%] annually of net assets. The reimbursements, which generally are paid by the advisers and are not charged to owners, are separate from the expenses of the Portfolio. We receive 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Divisions.

DEFINITIONS

ACCUMULATION VALUE--The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

AGE--The Insured's age at his/her nearest birthday.

ALLOCATION DATE--The date when we place the initial Net Premium in the Divisions and the General Account as you instructed in the application. The Allocation Date is the later of: 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

ATTAINED AGE--The Insured's age at the last Policy Anniversary.


BENEFICIARY--The person you designated to receive the Death Benefit proceeds. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary.

CASH VALUE--The Accumulation Value less any Surrender Charge.


CODE--The Internal Revenue Code of 1986, as amended.

COMPANY--Jefferson Pilot LifeAmerica Insurance Company.

COST OF INSURANCE--A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.


DATE OF RECEIPT--Any Company business day, prior to 4:00 p.m. Eastern time, on which a notice or premium payment is received at our Service Office.


DEATH BENEFIT--The amount which is payable to the Beneficiary on the death of the Insured, adjusted as provided in the Policy.


DEATH BENEFIT OPTIONS--The methods for determining the Death Benefit.


DIVISION--A separate division of Separate Account B which invests only in the shares of a specified Portfolio of a Fund.

FUND--An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

GENERAL ACCOUNT--A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4.5% per year.


GRACE PERIOD--The 61-day period beginning on the Monthly Anniversary Date on which the Policy's Cash Value less any Policy Debt is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

INSURED--The person on whose life the Policy is issued.


ISSUE AGE--The Insured's age on the Policy's Issue Date.


ISSUE DATE--The effective date on which the Policy is issued.


LOAN VALUE--Generally, 90% of the Policy's Cash Value on the date of a loan.

MINIMUM INITIAL PREMIUM--The amount of premium due on the Policy Date, which is an amount sufficient to cover Monthly Deductions and keep the Policy in force for at least three months.

MONTHLY ANNIVERSARY DATE--The same day in each month as the Policy Date.


NET PREMIUM--The gross premium less the State Premium Tax Charge.


POLICY--The life insurance contract described in this Prospectus.


POLICY DATE--The date set forth in the Policy and from which Policy Years, Policy Months and Policy Anniversaries will be determined. If the Policy Date should fall on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If you do not request a date, it is the date the Policy is issued.


POLICY DEBT--The sum of all unpaid policy loans and accrued interest thereon.

PORTFOLIO--A separate investment series of one of the Funds.

PROOF OF DEATH--One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

SEC--Securities and Exchange Commission.


SEPARATE ACCOUNT B OR THE SEPARATE ACCOUNT--JPF Separate Account B, a separate investment account we established to fund the Policy.

SERVICE OFFICE--Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

SPECIFIED AMOUNT--The amount you choose at application, which you may subsequently increase or decrease, as provided in the Policy. The Specified Amount is used in determining the Death Benefit.

STATE--Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands, or any other possession of the United States.

SURRENDER CHARGE--An amount we retain upon the Surrender of the Policy, a withdrawal or a lapse.


SURRENDER VALUE--Cash Value less any Policy Debt.


VALUATION DATE--The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open. In addition to being closed on all federal holidays, we will also be closed on Good Friday, the Friday following Thanksgiving and the day before or following Christmas.


VALUATION PERIOD--The period of time from between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

THE COMPANY


Jefferson Pilot LifeAmerica Insurance Company ("JP LifeAmerica" or "the Company") is a stock life insurance company chartered in 1897 in New Jersey. Prior to May 1, 1998, JP LifeAmerica was known as Chubb Colonial Life Insurance Company. JP LifeAmerica is a wholly-owned subsidiary of Jefferson Pilot Financial Insurance Company ("JP Financial"), a New Hampshire life insurance company. Effective April 30, 1997, JP Financial, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. JP LifeAmerica's Service Office is located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.


The Company is licensed to do life insurance business in forty-nine states of the United States, Puerto Rico, the U.S. Virgin Islands, Guam and in the District of Columbia.


At December 31, 2002, JP LifeAmerica had total assets of approximately $1,379,965,388, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including JP LifeAmerica) were approximately $30.6 billion.


The Company writes individual life insurance and annuities. It is subject to New Jersey law governing insurance.

The Company is currently rated AAA (Exceptionally Strong) by Fitch IBCA, AAA (Exceptionally Strong) by Standard & Poor's Corporation and A++ (Superior) by A.M. Best and Company. These ratings do not apply to JPF Separate Account B, but reflect the opinion of the rating companies as to the Company's relative financial strength and ability to meet its contractual obligations to its policyowners.

THE SEPARATE ACCOUNT

The Separate Account underlying the Policy is JPF Separate Account B. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, their investment objectives and their investment advisers are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the prospectuses for each of the Portfolios which are delivered with this Prospectus.

Separate Account B was established under New Jersey law on March 2, 1994. Under New Jersey Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value. The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct.

We are, however, responsible for meeting the obligations of the Policy to the Policyowner.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or the Company's management or investment practices or policies. We do not guarantee the Separate Account's investment performance.


DIVISIONS. The Policy presently offers thirty-two Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

INVESTMENT AND FIXED ACCOUNT OPTIONS

You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy or you may allocate all or a part of your Net Premiums to the General Account.

SELECTING INVESTMENT OPTIONS

- CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.


- UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks.

- BE INFORMED. Read this prospectus and the Portfolio prospectuses before choosing your investment options.


-    SEPARATE ACCOUNT INVESTMENTS

     The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection.


     The Separate Account is currently divided into 32 divisions, each of which invests in a single Portfolio of one of the following open-end investment management companies:


     Jefferson Pilot Variable Fund, Inc. ("JPVF")
     American Century Variable Portfolios, Inc.

     Ayco Series Trust

     Deutsche VIT Funds Trust
     Fidelity(R)Variable Insurance Products Fund ("VIP")
     Fidelity(R)Variable Insurance Products Fund II ("VIP II")
     Franklin Templeton Variable Insurance Products Trust
     MFS(R) Variable Insurance Trust
     PIMCO Variable Insurance Trust
     ProFunds VP
     T. Rowe Price Equity Series Inc.
     Vanguard VIF Variable Insurance Fund

     Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding)


     The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.


-    INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

     The investment adviser to JPVF is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), an affiliate of the Company. JP Investment Advisory and JPVF have contracted with the unaffiliated sub-investment managers listed in the table below to provide the day-to-day investment decisions for the JPVF Portfolios.


     American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. The Ayco Company, L.P. is the investment adviser to the Ayco Series Trust. Deutsche Asset Management, Inc. ("Deutsche") is the investment adviser to the Deutsche VIT Funds Trust. Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund and the Fidelity Variable Insurance Products Fund II. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO

     Variable Insurance Trust. ProFunds Advisors LLC is the investment adviser to the ProFunds VP. T. Rowe Price Associates ("T. Rowe Price") is the investment adviser to T. Rowe Price Equity Series, Inc. The investment advisers for the Vanguard VIF Small Company Portfolio of the Vanguard Variable Insurance Fund are Granaham Investment Management, Inc. ("Granaham") and Granaham, Mayo, Van Otterloo &Co. LLC ("GMO"). The Vanguard Group is the investment adviser to the Vanguard VIFMid-Cap Index Portfolio and the Vanguard VIF REIT Index Portfolio Templeton Investment Counsel, LLC ("TIC") is the investment adviser to the Franklin Templeton Variable Insurance Products Trust.


     Following are the investment objectives and managers for each of the
     Portfolios:

                            EQUITY PORTFOLIO CHOICES


PORTFOLIO NAME                    OBJECTIVE                                                     MANAGER
------------------------------------------------------------------------------------------------------------------------------------
JPVF Growth Portfolio             Capital growth by investing primarily in equity               Strong Capital
                                  securities that the Sub-Investment Manager                    Management, Inc.
                                  believes have above-average growth prospects.

JPVF Emerging Growth Portfolio    Long-term growth of capital. Dividend and                     T. Rowe Price
                                  interest income from portfolio securities, if any, is
                                  incidental to the Portfolio's investment objective of
                                  long-term growth.

JPVF Mid-Cap Growth Portfolio     Seeks capital appreciation.                                   Turner Investment Partners, Inc.

JPVF Capital Growth Portfolio     Seeks capital growth. Realization of income is                Janus Capital
                                  not a significant investment consideration and any            Management LLC ("Janus")
                                  income realized will be incidental.

JPVF Small Company Portfolio      Seeks growth of capital. The Portfolio pursues its            Lord, Abbett &
                                  objective by investing primarily in a diversified             Company
                                  portfolio of equity securities issued by small companies.

JPVF Mid-Cap Value Portfolio      Seeks capital appreciation.                                   Wellington Management Company

JPVF S&P 500 Index Portfolio(1)   Seeks investment results that correspond to the               Barclays Global Fund
                                  total return of common stocks publicly traded in              Advisors
                                  the United States, as represented by the S&P 500.

JPVF Small-Cap Value Portfolio    Seeks long-term capital appreciation by investing             Dalton, Greiner,
                                  primarily in securities of small-cap companies.               Hartman, Maher & Co.

JPVF Value Portfolio              Long-term growth of capital by investing primarily            Credit Suisse
                                  in a wide range of equity issues that may offer               Management, LLC
                                  capital appreciation and, secondarily, seeks a reasonable
                                  level of current income.

JPVF International Equity         Long-term growth of capital through investments               Marsico Capital
Portfolio                         in securities whose primary trading markets are               Management, LLC.
                                  outside the United States.

JPVF World Growth Stock Portfolio Long-term growth through a policy of investing                TIC
                                  primarily in stocks of companies organized in the U.S. or
                                  in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

American Century VP               Seeks capital growth.                                         American Century
International Fund

American Century VP               Seeks long-term capital growth.                               American Century
Value Fund, Class II              Income is a secondary objective.

Ayco Growth Fund                  Seeks long-term growth of capital.                            The Ayco Company, L.P.

                            EQUITY PORTFOLIO CHOICES


PORTFOLIO NAME                    OBJECTIVE                                                     MANAGER
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio              Seeks to achieve capital appreciation.                        FMR

VIP Equity-Income Portfolio       Seeks reasonable income by investing primarily                FMR
                                  in income-producing equity securities. In choosing
                                  these securities the Portfolio will also consider the
                                  potential for capital appreciation. The Portfolio's goal
                                  is to achieve a yield which exceeds the composite
                                  yield on the securities comprising the Standard &
                                  Poor's Composite Index of 500 Stocks (S&P 500).

VIP Contrafund(R)Portfolio        Seeks long-term capital appreciation.                         FMR

MFS Research                      Seeks to provide long-term growth of capital and              MFS
                                  future income.

MFS Utilities                     Seeks capital growth and current income (income               MFS
                                  above that is available from a portfolio invested
                                  entirely in equity securities).

Templeton Foreign Securities      Seeks long-term capital growth.                               TIC
Fund: Class 1

ProFund VP Technology             Seeks daily investment results, before fees and               ProFund Advisors LLC
                                  expenses, that correspond to the daily performance
                                  of the Dow Jones U.S. Technology Sector Index.

ProFund VP Healthcare             Seeks daily investment results, before fees and               ProFund Advisors LLC
                                  expenses, that correspond to the daily performance
                                  of the Dow Jones U.S. Healthcare Sector Index.

ProFund VP Financial              Seeks daily investment results, before fees and               ProFund Advisors LLC
                                  expenses, that corresponds to the daily performance
                                  of the Dow Jones U.S. Financial Sector Index.

Scudder VIT Small Cap             Seeks to replicate, as closely as possible, before            Deutsche
Index Fund Class B                expenses, the performance of the Russell 2000
                                  Small Stock Index, which emphasizes stocks of
                                  small U.S. companies.

T. Rowe Price Mid-Cap             Seeks to provide long-term capital appreciation by            T. Rowe Price
Growth Portfolio II               investing in mid-cap stocks with potential for
                                  above-average earnings growth.
Vanguard VIF Small Company        Seeks to provide long-term growth of capital.                 Granaham and GMO
Growth Portfolio

Vanguard VIF Mid-Cap              Seeks to provide long-term growth of capital                  Vanguard
Index Portfolio                   by attempting to match the performance of
                                  a broad-based market index of stocks of
                                  medium-size U.S. companies.

Vanguard VIF REIT Index           Seeks to provide a high level of income and                   Vanguard
Portfolio                         moderate long-term growth of capital.



                     EQUITY & FIXED INCOME PORTFOLIO CHOICES


PORTFOLIO NAME                    OBJECTIVE                                                     MANAGER
------------------------------------------------------------------------------------------------------------------------------------
JPVF Balanced Portfolio           Reasonable current income and long-term capital               Janus
                                  growth, consistent with conservation of capital, by
                                  investing primarily in common stocks and fixed income
                                  securities.


                          FIXED INCOME PORTFOLIO CHOICES



PORTFOLIO NAME                    OBJECTIVE                                                     MANAGER
------------------------------------------------------------------------------------------------------------------------------------
JPVF High Yield Bond Portfolio    High level of current income by investing                     MFS
                                  primarily in corporate obligations with emphasis
                                  on higher yielding, higher risk, lower-rated or
                                  unrated securities.


(1) "Standard & Poor's(R)", "S&P(R)", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

                    EQUITY AND FIXED-INCOME PORTFOLIO CHOICES

PORTFOLIO NAME                    OBJECTIVE                                                     MANAGER
------------------------------------------------------------------------------------------------------------------------------------
JPVF Money Market Portfolio       Seeks to achieve as high a level of current                   MFS
                                  income as is consistent with preservation of capital
                                  and liquidity.

PIMCO Total Return Portfolio      Seeks maximum total return, consistent with preservation      PIMCO
                                  of capital and prudent investment management.


An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.


Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

-    MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST


     Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Portfolios currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/ Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices. Policyowners will not bear the attendant expense.


-    FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

     We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio share already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (A) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (B) the shares of a Portfolio are no longer available for investment; or (C) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution of securities will be made without prior notice to Policyowners, and without prior approval of the SEC or such other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

     We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

     (a)  to operate the Separate Account in any form permitted by law;

     (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

     (c) to transfer assets from one Division to another, or from any Division to our general account;

     (d)  to add, combine, or remove Divisions in the Separate Account;

     (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees-Other Charges"; and

     (f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.


     Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolios' shareholders. See accompanying Prospectus for the Portfolios.


-    GENERAL ACCOUNT


     Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the General Account has not been reviewed by the SEC.

     The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.5% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.


     The General Account is secured by our general assets. Our the general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we have chosen, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.


     We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly deduction adjustment, plus interest at an annual rate of not less than 4.5%, less the amount of any withdrawals, Policy Loans or Monthly Deductions.


     If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the Initial Net Premium.

     POLICY CHOICES

-    GENERAL


     The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage with a Death Benefit payable on the Insured's death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.


     To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. We will generally not issue Policies to insure persons older than age 80. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application or premium or contest a Policy for any good reason.

     The minimum Specified Amount at issue is $25,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

-    PREMIUM PAYMENTS


     The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Service Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payment on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will set forth the limits, which will include a minimum initial premium payment sufficient to keep the Policy in force for three months; they may also include limits on the total amount and frequency of payments in each Policy Year. No payment may be less than $25.

     In order to help you get the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the current financial climate, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Policy Lapse")


-    MODIFIED ENDOWMENT CONTRACT


     The Policy will be allowed to become a modified endorsement contract ("MEC") under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

     If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

     We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.


-    COMPLIANCE WITH THE INTERNAL REVENUE CODE


     The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

     If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

     We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.


-    BACKDATING


     Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy in the state where the Policy is issued. Backdating may be desirable, for example, so that you can purchase a particular Policy Specified Amount for lower cost of insurance rate based on a younger Insured age. For a backdated Policy, you must pay the premium for the period between the Policy Date and the date the application is received at the Home Office. For a backdated Policy, we will assess Issue Age policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the Policy's Issue Date. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.


-    ALLOCATION OF PREMIUMS


     We will allocate premium payments, net of the premium tax charge, plus interest earned prior to the Allocation Date, among the General Account and the Divisions in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any Division or the General Account is 5%. Allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Service Office. Prior to the Allocation Date, the initial Net Premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")


     You may change your premium allocation instructions at any time. Your request may be written or by telephone, so long as the proper telephone authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

-    DEATH BENEFIT OPTIONS

     At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable under the Policy will depend upon which Death Benefit Option you choose.


     Under OPTION 1, the Death Benefit will be the greater of (i) the current Specified Amount or (ii) the Accumulation Value on the date of death of the Insured multiplied by the corridor percentage, as described below.

     Under OPTION 2, the Death Benefit equals the greater of the current Specified Amount plus the Accumulation Value on the date of death, or the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

     The corridor percentage depends upon the Insured's Attained Age on the date of death and is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws. Following is a complete list of corridor percentages.


  ATTAINED          CORRIDOR
    AGE            PERCENTAGE
  --------         ----------
  40 & below          250%                     %
      41              243
      42              236
      43              229
      44              222
      45              215
      46              209
      47              203
      48              197
      49              191
      50              185
      51              178
      52              171%
      53              164
      54              157
      55              150
      56              146
      57              142
      58              138
      59              134
      60              130
      61              128
      62              126
      63              124
      64              122
      65              120
      66              119
      67              118
      68              117
      69              116
      70              115
      71              113
      72              111
      73              109
      74              107
     75-90            105
      91              104%
      92              103
      93              102
      94              101
      95              100


     Under both Option 1 and Option 2, the Death Benefit will be reduced by a withdrawal. (See "Withdrawals") The Death Benefit payable under either Option will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.


     After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change from Option 1 to Option 2, or vice versa, by sending us a request in writing. If you change the Death Benefit option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. We will require evidence of insurability on a request for a change from Option 1 to Option 2. We will not permit a change in the Death Benefit Option if the change would result in a Specified Amount which is less than the minimum Specified Amount of $25,000.

-    TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS


     You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time. You must transfer a minimum of $250 each time. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we may impose a transfer charge of $25, which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a transfer charge on the transfer of the initial Net Premium payments, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

     You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. While you are doing this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to increase the Specified Amount, surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate than that guaranteed for the General Account or charge a lower cost of insurance rate than those guaranteed in the Policy.

     We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions may be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of initial net premium payments, plus interest earned, from the General Account and loan repayments.


     We reserve the right to refuse or restrict transfers made by third-party agents on behalf of Policyowners or pursuant to market timing services when we determine that such transfers will be detrimental to the Portfolios, Policyowners or you.

-    TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

     You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Service Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Internet transfers may not always be available.

     We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

     We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

-    AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

     Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more units when prices are low and fewer when prices are high.


     You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Division or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program. You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give us at least 30 days' notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at any time.


     You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis.

     You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time.

     We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features and not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

     Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging Program.

     POLICY VALUES

-    ACCUMULATION VALUE

     The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

     On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the State Premium Tax Charge, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is:

       (i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the net investment factor, described below, for the current Valuation Period, PLUS

       (ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, PLUS

       (iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, MINUS

       (iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, MINUS

       (v)     all withdrawals from the Division during the current Valuation
               Period.

     Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the monthly deduction allocated to the Divisions.

-    UNIT VALUES

     We credit units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding

     Portfolio, as well as any expenses charged directly to the Separate
     Account.

     The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

-    NET INVESTMENT FACTOR

     The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

     (1) is the sum of:

       (a) the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus


       (b) the per share amount of any dividend or capital gain distributions made for Portfolio shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;


     (2) is the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and


     (3) is the daily charge no greater than .0024657% for Policy Years 1 through 10 and .0017808% for Policy Years 11 and thereafter, representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to .90% (Policy Years 1 through 10) and .65% (Policy Years 11 and thereafter) of the daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.


     Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

     The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

     You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

-    SURRENDER VALUE

     The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (A) the Accumulation Value on the date of surrender; less (B) the Surrender Charge; less (C) the Policy Debt. (See Charges Deducted Upon Surrender)

     CHARGES & FEES

-    CHARGES & FEES ASSESSED AGAINST PREMIUM

     PREMIUM CHARGES


     Before allocating a premium to any of the Divisions of Separate Account B and the General Account, we will deduct a state premium tax charge of 2.0%. We may also impose the state premium tax charge on premiums received pursuant to replacements or exchanges under Section 1035 of the Internal Revenue Code. The state premium tax charge reimburses us for taxes and other assessments we pay to New York state and local jurisdictions. The actual tax assesed falls between 1.7% and 2.5% of premiums received. We have determined that the state tax charges are reasonable in relation to our tax liability, but subject to state law, we reserve the right to increase these tax charges to a maximum of 2.5% due to changes in the state tax laws that increase our tax liability.


-    CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

     Charges and fees assessed against the Policy's Accumulation Value will be deducted pro rata from each of the Divisions and the General Account.

     MONTHLY DEDUCTION

     On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider.

     The Monthly Deduction equals:

       (i) the Cost of Insurance for the Policy (as described below), and the cost of additional benefits provided by rider, plus

       (ii) a Monthly Administrative Fee of $6, which may not be increased.

     COST OF INSURANCE. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions you may elect through a Policy rider.

     The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus (iii) where

       (i)  is the current Cost of Insurance Rate as described in the Policy;

       (ii) is the death benefit at the beginning of the policy month divided by
            1.0036748 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4.5%); and

       (iii) is the Accumulation Value at the beginning of the policy month.

     If the corridor percentage applies, it will be reflected in the Death Benefit used in the calculation.


     The current Cost of Insurance Rate is variable and is based on the Insured's Issue Age, sex (where permitted by law), Policy Year, rating class and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

     The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Net Amount at Risk will be included in each Policy. We may adjust the Monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality, investment income, expenses, reinsurance costs and the length of time Policies stay in force. Any adjustments will be made on a nondiscrimina tory basis. The current Cost of Insurance rate will not exceed the maximum Cost of Insurance rate shown in your Policy.

     MONTHLY ADMINISTRATIVE EXPENSE CHARGE. The Monthly Deduction amount also includes a monthly administration fee of $6.00. This fee may not be increased.


     CHARGES FOR OPTIONAL BENEFITS. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

-    CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

     RISK CHARGE


     We will assess a charge against each Division of the Separate Account, not to exceed .0024657% on a daily basis (.90% on an annual basis) in Policy Years 1 through 10, and .0017808% on a daily basis (.65% on an annual basis) in Policy Years 11 and thereafter, to compensate us for mortality and expense risks we assume in connection with the Policy. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

     The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.


     ADMINISTRATIVE FEE FOR TRANSFERS OR WITHDRAWAL

     We may impose an Administrative Fee equal to the $25 for each transfer among the Divisions or the General Account, after the first 12 transfers in a Policy Year and except for the transfer of the initial net premium plus interest, and any other premiums received, from the General Account on the Allocation Date and loan repayments. We will also assess an Administrative Fee for withdrawals equal to the lesser of $25 or 2% of the amount withdrawn.


-    CHARGES DEDUCTED UPON SURRENDER


     If you surrender the Policy, make a withdrawal, or the Policy lapses during the first ten Policy Years, we will assess a surrender charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs. The initial maximum Surrender Charges will be specified in your Policy and will be in compliance with each state's nonforfeiture law.

     The initial Surrender Charge is specified in the Policy and is based on the Specified Amount. It also depends on the Issue Age, risk classification and, in most states, sex of the Insured. Your Policy's maximum initial Surrender Charge will equal 30% of your Policy's Guideline Annual Premium, as defined under the 1940 Act. The Guideline Annual Premium varies based on the factors stated above. Your Policy's surrender charge will equal (1) the surrender charge factors shown in the table below for the Policy Year of the surrender, times (2) the lesser of (i) the Guideline Annual Premium or
     (ii) the premiums you actually pay in Policy Year one. The applicable surrender charge factor depends on the length of time the Policy has been in force, as shown in the table below:


                 POLICY YEAR        SURRENDER CHARGE FACTOR
                 -----------        -----------------------
                     1-5                     .30
                      6                      .25
                      7                      .20
                      8                      .15
                      9                      .10
                     10                      .05
                11 and after                   0


     We will assess an additional Surrender Charge for any increase in the Specified Amount, other than an increase caused by a change from Death Benefit Option I to Death Benefit Option II. The additional Surrender Charge is determined by multiplying the applicable surrender charge factor by the lesser of (1) or (2), where:


     (1) is A times B divided by C, where:

       (a) is the amount of the increase in the Specified Amount;


       (b) is the sum of the Cash Value just prior to the increase in the Specified Amount and the total premiums received in the 12 months just following the increase in the Specified Amount; and


       (c) is the Specified Amount in effect after the increase in the Specified Amount.


     (2) is the "Guideline Annual Premium" for the increase at the Attained Age of the Insured on the effective date of the increase in the Specified Amount.

     The applicable surrender charge factor depends on the length of time the increase has been in force, as follows:


                 POLICY YEAR           SURRENDER FACTOR
                 -----------           ----------------
                     1-5                      .15
                      6                      .125
                      7                       .10
                      8                      .075
                      9                       .05
                     10                      .025
                 11 and after                   0


     The Surrender Charge in effect at any time is the sum of the Surrender Charge for the initial Specified Amount plus the Surrender Charge for any increase in the Specified Amount. If the Specified Amount is decreased, the Surrender Charge will not decrease. We will not assess a Surrender Charge after the tenth Policy Year, unless there is an increase in the Specified Amount.


SURRENDER CHARGES ON SURRENDERS AND WITHDRAWALS

     All applicable Surrender Charges are imposed on Surrenders.


     We will impose a pro rata Surrender Charge on withdrawals. The pro rata Surrender Charge is calculated by dividing the amount of the net Withdrawal by the Cash Value and multiplying the result by the amount of the then applicable Surrender Charge on a surrender.


     OTHER CHARGES

     We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes we pay on the assets attributable to that Division.

     Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $25, to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the Policy Date.

     POLICY RIGHTS

-    SURRENDERS


     By written request, you may surrender or exchange the Policy under Section 1035 of the Internal Revenue Code for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions. (See Right to Defer Payment, Policy Settlement and Payment of Benefits)


-    WITHDRAWALS


     By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. We will deduct a charge equal to the lesser or $25 or 2% of the amount of the withdrawal from the amount of the Cash Value which you withdraw. We also will deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Cash Value less any Policy Debt.


     Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows.

     - The Policy's Cash Value will be reduced by the amount of the withdrawal;

     - The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge;

     - Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge, unless the withdrawal is combined with a request to maintain the Specified Amount.

     The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.


     If the Death Benefit Option for the Policy is Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $10,000.


     If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the life insurance proceeds payable under the Policy.

     You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See Right to Defer Payment, Policy Changes and Payment of Benefits)

-    GRACE PERIOD


     If your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this "lapse pending status". This amount must be sufficient in amount, after the deduction of the premium tax charge, to cover the Monthly Deductions for at least three policy months.


     We will mail written notice to your last known address, according to our records, not less than 61 days before termination of the Policy. We will also mail this notice to the last known address of any assignee of record.

     The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.


     If payment is not made within 61 days after the Monthly Anniversary Date, the Policy will terminate without value at the end of the Grace Period.

-    REINSTATEMENT OF A LAPSED POLICY

     If the Policy terminates as provided in its Grace Period, you may reinstate it. To reinstate the Policy, the following conditions must be met:

     -    The Policy has not been fully surrendered.

     - You must apply for reinstatement within 5 years after the date of termination.

     - We must receive evidence of insurability, satisfactory to us, that the Insured is insurable at the original rating class.


     - The premium payment you make must be sufficient, after deduction of the premium tax charge, to cover the Monthly Deductions for three policy months after the reinstatement date.


     - If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan before we reinstate the Policy.

     - Supplemental Benefits will be reinstated only with our consent. (See Grace Period and Premium Payments)

-    RIGHT TO DEFER PAYMENT


     Payments of any Separate Account Value will be made within 7 days after our receipt of your written request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or
     (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal Values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.


     Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

-    POLICY LOANS

     We will grant loans at any time after the first policy anniversary using the Policy as security for the loan. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt. Loans have priority over the claims of any assignee or any other person.

     We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "Right to Defer Payment". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and an Insured is living, you may repay your loan in whole or in part at any time without penalty.


     Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions and the existing General Account Value that is not already allocated to secure a Policy Loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at the lesser of an annual rate of 6% or the interest rate currently credited to the General Account.


     We will charge interest on any outstanding Policy Debt. The maximum interest rate is 8% compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged the prevailing interest rate, but not more than the maximum. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. Once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal. Increases in the Specified Amount will affect the amount available for a Type A loan; however, decreases in the Specified Amount will have no effect on the amount available.


     In the future, we may charge lower interest rates on policy loans. If the loan interest rate is ever less than 8%, we can increase the rate once each Policy Year by a maximum of 1%. We will notify you and any assignee of record of any change in the interest rate at least 30 days before the effective date of the increase. Changes in the interest rates will not affect the spread.


     If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".


     You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply premium payments in the amount of the Planned Periodic Premium, received at the Premium Frequency, as premium unless you specifically designate the payment as a loan repayment. We will apply premium payments in excess of the Planned Periodic Premium or premium payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt. If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.

     An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 90% or $9,000, leaving a new Surrender Value of $1,000. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding Policy Loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Accumulation Value securing the loan is not credited with the investment experience of the Divisions.


-    POLICY CHANGES

     You may make changes to your Policy, as described below, by submitting a written request to our Service Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

     INCREASE OR DECREASE IN SPECIFIED AMOUNT


     You may increase the Specified Amount at any time after the Policy has been issued or you may decrease the Specified Amount after the first Policy Year, so long as you are under attained age 85, and you send us a written request along with the Policy to our Service Office. However:


     -    Any increase or decrease must be at least $25,000

     -    Any increase or decrease will affect your cost of insurance charge

     -    Any increase or decrease may affect the monthly deduction adjustment

     - Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect

     - Any increase will require a supplemental application and satisfactory evidence of insurability

     - Any increase will be effective on the Monthly Anniversary Date after the Date of Receipt of the request


     -    Any increase will result in a new Surrender Charge

     -    No decrease may decrease the Specified Amount below $25,000


     - Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application

     - Any decrease may result in federal tax implications under DEFRA/TAMRA (See "Federal Tax Matters")

     CHANGE IN DEATH BENEFIT OPTION

     Any change in the Death Benefit Option is subject to the following conditions:


     - The change will take effect on the Monthly Anniversary Date on or next following the date on which your Written Request is received.


     -    There will be no change in the Surrender Charge.

     -    Evidence of insurability may be required.

     - Changes from Option 1 to 2 will be allowed at any time while this Policy is in force subject to evidence of insurability satisfactory to us. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value at the time of the change.

     - Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change.

     - The minimum specified amount after a change is Death Benefit Options is $25,000.

     (See "Surrender Charge" and "Right of Policy Examination")

-    RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")


     The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Home Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law), within 45 days of the date you signed the application for insurance, or within 10 days after mailing or personal delivery of the Right of Withdrawal, whichever is later. Return the Policy to Jefferson Pilot Life America Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to you within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.


-    SUPPLEMENTAL BENEFITS

     The supplemental benefits currently available as riders to the Policy include the following:


     - CHILDREN'S TERM INSURANCE RIDER--provides increments of level term insurance on the Insured's children. Under the terms of this rider, JP LifeAmerica will pay the death benefit set forth in the rider to the named Beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the rider will continue in force under its terms without additional monthly charges.

     - GUARANTEED INSURABILITY RIDER--allows the Policyowner to purchase increases in Specified Amount, without providing evidence of insurability, during 60-day periods which end on regular specified option dates. The minimum increase is $10,000, the maximum increase is the lesser of $50,000 or the original Specified Amount of the Policy. There is a monthly cost of insurance charge for the rider per $1,000 of rider issue amount, which is based on Issue Age and which remains level throughout the entire rider coverage period. The charge is deducted from the Accumulation Value of the base Policy.

     - ACCIDENTAL DEATH BENEFIT RIDER--provides a benefit in the event if accidental death, subject to the terms of the rider.

     - GUARANTEED DEATH BENEFIT RIDER--guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, sex, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.


     - WAIVER OF SPECIFIED PREMIUM RIDER--provides for payment by us of a specified monthly premium into the Policy while you are disabled, as defined in the rider.


     - EXCHANGE OF INSURED RIDER--allows you to exchange the Policy for a reissued policy on the life of a substitute insured, subject to the terms of the rider.

     - TERMINAL ILLNESS ACCELERATED BENEFIT RIDER--provides for an advance of up to 50% of a

          Policy's eligible death benefit subject to a maximum of $250,000 per insured with a medical determination of terminal illness, subject to the terms of the rider.

     - OTHER INSURED TERM RIDER--provides increments of level terms insurance on the life of an insured other than the Insured under the Policy, subject to the terms of the rider.


     - PRIMARY INSURED TERM RIDER--provides increments of level term insurance on the Insured's life, subject to the terms of the rider.


     These riders may not be available in all states.


     Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are illustrated in your Policy.

     DEATH BENEFIT

     The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.


     Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the Beneficiary and deem it irrevocable. You may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the Insured's death, unless you have made an irrevocable election.


     All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

     If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

     (See "Right to Defer Payment" and "Policy Settlement")

     POLICY SETTLEMENT

     We will pay proceeds in whole or in part in the form of a lump sum of the Settlement Options available under the Policy upon the death of the Insured or upon Surrender or upon maturity.


     A written request may be made to elect, change or revoke a Settlement Option before payments begin under any Settlement Option. This request will take effect upon its filing at our Service Office. If you have not elected a Settlement Option when the Death Benefit becomes payable to the Beneficiary, that beneficiary may make the election.


-    SETTLEMENT OPTIONS

     The following Settlement Options are available under the Policy:

     OPTION A--INSTALLMENTS OF A SPECIFIED AMOUNT. Payments of an agreed amount to be made monthly until the proceeds and interest are exhausted.

     OPTION B--INSTALLMENTS FOR A SPECIFIED PERIOD. Payments to be made monthly for an agreed number of years.

     OPTION C--LIFE INCOME. Payments to be made each month for the lifetime of the payee. We guarantee that payments will be made for a minimum of 10, 15 or 20 years, as agreed upon.

     OPTION D--INTEREST. We will pay interest on the proceeds we hold, calculated at the compound rate of 3% per year. We will make interest payments at 12, 6, 3 or 1 month intervals.


     OPTION E--INTEREST: Retained Asset Account (PERFORMANCE PLUS ACCOUNT). We will pay interest on the proceeds we hold, based on the floating 13-week U.S. Treasury Bill rate fixed quarterly. The payee can write checks against such account at any time and in any amount up to the total in the account. The checks must be for a minimum of $250.


     The interest rate for Options A, B and D will not be less than 3% per year. The interest rate for Option C will not be less than 2.5% per year. The interest rate for Option E will not be less than 2% per year.

     Unless otherwise stated in the election of any option, the payee of the Policy benefits shall have the right to receive the withdrawal value under that option. For Options A, D and E, the withdrawal value shall be any unpaid balance of proceeds plus accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. We will calculate this withdrawal value on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of any remaining guaranteed payments. If the payee is alive at the end of the guarantee period, we will resume the payment on that date. The payment will then continue for the lifetime of the payee.

     If the payee of Policy benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Policy.

     An option may be made only if proceeds are $25,000 or more. We reserve the right to change payment intervals to increase payments to $250 each.

     CALCULATION OF SETTLEMENT OPTION VALUES

     The value of the Settlement Options will be calculated as set forth in the Policy.

     ADDITIONAL INFORMATION

-    REPORTS TO POLICYOWNERS

     We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

       1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

       2. A statement of all premiums paid and all charges incurred;

       3. The balance of outstanding Policy Loans for the previous calendar year;

       4. Any reports required by the 1940 Act.

     We will promptly mail confirmation notices at the time of the following transactions:

       1. Policy issue;

       2. receipt of premium payments;

       3. initial allocation among Divisions on the Allocation Date;

       4. transfers among Divisions;

       5. change of premium allocation;

       6. change between Death Benefit Option 1 and Option 2;

       7. increases or decreases in Specified Amount;

       8. withdrawals, surrenders or loans;

       9. receipt of loan repayments;

       10. reinstatements; and

       11. redemptions due to insufficient funds.

-    RIGHT TO INSTRUCT VOTING OF FUND SHARES


     In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Portfolio will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

     We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.

     We will vote Portfolio shares for which we do not receive timely instructions and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account. We reserve the right to vote any or all such shares at our discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.

-    DISREGARD OF VOTING INSTRUCTIONS


     When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Portfolio if we reasonably disapprove of such changes.

     We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.


-    STATE REGULATION


     Jefferson Pilot LifeAmerica Insurance Company is governed under the laws of the state of New Jersey and is regulated and supervised by the New Jersey Insurance Commissioner. Periodically, the Commissioner examines the assets and liabilities of JP LifeAmerica and Separate Account B and verifies their adequacy. JP LifeAmerica also is subject to the New York insurance laws.

     In addition, JP LifeAmerica is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.


     The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in your Policy.

-    LEGAL MATTERS

     We know of no material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in the prospectus has been passed on by our Counsel. The law firm of Jorden Burt LLP., 1025 Thomas Jefferson Street, Suite 400, East Lobby, Washington, DC 20007-5201, serve as our Special Counsel with regard to the federal securities laws.

-    FINANCIAL STATEMENTS


     The financial statements of the Separate Account as of December 31, 2002 and for each of the periods in the two years then ended, the financial statements of Jefferson Pilot LifeAmerica Insurance Company as of December 31, 2002 and for each of the three years in the period ended December 31, 2002, and the accompanying independent auditors' reports, appear in the Statement of Additional Information.


     Our financial statements which are included in the Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.

-    EMPLOYMENT BENEFIT PLANS

     Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

     TAX MATTERS

-    GENERAL


     Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.


-    FEDERAL TAX STATUS OF THE COMPANY

     We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

     Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should one be imposed in the future.

-    LIFE INSURANCE QUALIFICATION

     The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

     Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.


     The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

     If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

     We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code.

     We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

     A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured persons and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your Policy will be treated as a modified endowment contract unless the cumulative premiums paid under your Policy, at all times during the first seven Policy Years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

     The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

     If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

     We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

     Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, the selection of additional benefits, the restoration of a terminated Policy and certain other changes.

     If the benefits under your Policy are reduced, for example, by requesting a decrease in Specified Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of Policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract unless you request a refund of the excess premium. We also may offer you the choice of moving the excess premium to an advance premium deposit fund, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment contract or a modified endowment contract which terminates and is restored, will also be considered a modified endowment contract.

     If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first" basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

     A 10% penalty tax will also apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 591/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payment for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

     To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the Policy Year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that Accumulation Value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a Policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includable in income, all modified endowment contract policies which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract. The Secretary of the Treasury is also authorized to issue regulations in this connection.

     The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, the Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser for more complete tax information, specifically regarding the applicability of the Code provisions to you.


     Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

     Even if the Policy is not a modified endowment contract, a partial withdrawal, together with a reduction in death benefits during the first 15 Policy Years, may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

     If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includable in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser or attorney as to the tax implications of these matters.

     In the event that a Policy owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and tax adviser should be consulted regarding any applicable ERISA requirements.


     The Internal Revenue Service imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisers about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of Notice 89-25.


     The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.


     Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.


     Current Treasury regulation set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.


     The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a Division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includable in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.


     Exercise of the Exchange of Insured rider will give rise to tax consequences. You should consult a tax adviser prior to exercising such rider.

     The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.


-    CHARGES FOR JP LIFEAMERICA INCOME TAXES


     We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance and annuity operations in our tax return in accordance with these rules.

     Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such DIVISION.

     MISCELLANEOUS POLICY PROVISIONS

-    THE POLICY

     The Policy you receive, the application you make when you purchase the Policy, any applications for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

     Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forward to you.

     We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

-    PAYMENT OF BENEFITS


     All benefits are payable at our Service Office. We may require submissions of the Policy before we grant Policy Loans, make changes or pay benefits.


-    SUICIDE AND INCONTESTABILITY

     SUICIDE EXCLUSION--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal.

     INCONTESTABILITY--We will not contest or revoke the insurance coverage provided under the Policy, except for any subsequent increase in Specified Amounts, after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement. We will not contest or revoke any increase in the Specified Amount after such increase has been in force during the lifetime of the Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning this increase.

-    PROTECTION OF PROCEEDS

     To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

-    NONPARTICIPATION

     The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

-    CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT


     Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your written request was signed.


     The Policy may also be assigned. No assignment of the Policy will be binding on us unless made in writing and sent to us at our Service Office. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

-    MISSTATEMENTS

     If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

                       THIS PAGE INTENTIONALLY LEFT BLANK

     APPENDIX A


-    ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS


     Following are a series of tables that illustrate how the Accumulation Values, Cash Values and Death Benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross, after tax annual rate of 0%, 6%, and 12%. The tables on pages A-3 through A-8 illustrate a Policy issed to a male, age 40, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

     The amount of the Accumulation Value exceeds the Cash Value during the first ten Policy Years due to the surrender charge. For Policy Years eleven and after, the Accumulation Value and Cash Value are equal, since the surrender charge has been reduced to zero.

     The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted. The current cost of insurance rates are based on the sex, Issue Age, Policy Year, rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $249,999; therefore, the values shown would change for Specified Amounts below $100,000 and above $249,999. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I or Option II death benefits are illustrated.

     The amounts shown for the Death Benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the Divisions is lower than the gross return on the assets in the Portfolios, as a result of expenses paid by the Portfolios and charge levied against the Divisions.

     The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of [.68%] of the aggregate average daily net assets of the Portfolios, plus a charge of [.30%] of the aggregate average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2002. The [.68%] investment advisory fee is the arithmetic average of the individual investment advisory fees of the thirty-two Portfolios. The [.30%] expense figure is an arithmetic average of the expenses for the Jefferson Pilot Variable Fund Portfolios, the Templeton Portfolios, the Fidelity VIP Portfolios, the MFS Portfolios, the American Century Portfolios, the Ayco Portfolio, the PIMCO Portfolio, the ProFunds, the Scudder Portfolio, the T. Rowe Price Portfolio and the Vanguard Portfolios. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursements or fee waivers, which are terminable by the Portfolios and/or their investment advisers as described in the Policy prospectus under Fee Table or in the prospectuses for the Portfolios. Expenses for the unaffiliated portfolios were provided by the investment managers for these portfolios and JP LifeAmerica has not independently verified such information. The policy values also take into account a daily charge to each Division for assuming mortality and expense risks which is equivalent to a charge at an annual rate of .90% of the average net assets of the Divisions for Policy Years one through ten, and .65% of the average net assets of the Divisions for Policy Years eleven and thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.87%, 4.13% and 10.13%, respectively. [Note: The fees and investment rates to be updated by post-effective amendment.]

     The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2% State Premium Tax Charge. The illustrations also reflect the deduction of the Monthly Deduction.

     The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account B since JP LifeAmerica is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and Death Benefits illustrated.

     The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account B, and if no policy loans have been made. The values would vary from those shown if the assumed premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

     Upon request, we will provide, without charge, a comparable illustration based upon the proposed insured's age, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Cash Value at the time of request. We reserve the right to charge an administrative fee up to $25 for such illustrations. [Note: The following tables will be updated by post-effective amendment.]

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I             ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40        ANNUAL RATE OF RETURN(1):   12% (10.13% NET)
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2):           $1,425

                       PREMIUMS                   ASSUMING CURRENT COSTS                       ASSUMING GUARANTEED COSTS
    END              ACCUMULATED           ------------------------------------        ---------------------------------------
    OF              AT 4% INTEREST         ACCUMULATION     CASH        DEATH          ACCUMULATION       CASH         DEATH
   YEAR                PER YEAR              VALUE(3)     VALUE(3)    BENEFIT(3)          VALUE(3)       VALUE(3)    BENEFIT(3)
   ----             --------------         ------------   -------     ----------       ------------      -------     ---------
     1                  1,482                 1,226           849     100,000                1,217           840      100,000
     2                  3,023                 2,560         2,184     100,000                2,542         2,165      100,000
     3                  4,626                 4,016         3,639     100,000                3,986         3,609      100,000
     4                  6,293                 5,611         5,234     100,000                5,560         5,183      100,000
     5                  8,027                 7,372         6,996     100,000                7,278         6,901      100,000
     6                  9,830                 9,317         9,003     100,000                9,152         8,838      100,000
     7                 11,705                11,465        11,214     100,000               11,197        10,946      100,000
     8                 13,655                13,827        13,639     100,000               13,431        13,242      100,000
     9                 15,684                16,435        16,309     100,000               15,873        15,747      100,000
    10                 17,793                19,315        19,253     100,000               18,543        18,480      100,000
    11                 19,987                22,566        22,566     100,000               21,516        21,516      100,000
    12                 22,268                26,139        26,139     100,000               24,778        24,778      100,000
    13                 24,641                30,069        30,069     100,000               28,359        28,359      100,000
    14                 27,109                34,394        34,394     100,000               32,293        32,293      100,000
    15                 29,675                39,157        39,157     100,000               36,619        36,619      100,000
    16                 32,344                44,407        44,407     100,000               41,381        41,381      100,000
    17                 35,120                50,199        50,199     100,000               46,631        46,631      100,000
    18                 38,007                56,595        56,595     100,000               52,431        52,431      100,000
    19                 41,009                63,668        63,668     100,000               58,851        58,851      100,000
    20                 44,131                71,498        71,498     100,000               65,971        65,971      100,000
    21                 47,378                80,174        80,174     104,226(4)            73,883        73,883      100,000
    22                 50,755                89,733        89,733     117,858(4)            82,678        82,678      105,828(4)
    23                 54,268               100,246       100,246     126,310(4)            92,353        92,353      116,364(4)
    24                 57,920               111,809       111,809     138,643(4)           102,980       102,980      127,695(4)
    25                 61,719               124,529       124,529     151,926(4)           114,655       114,655      139,879(4)
    30                 83,118               209,726       209,726     243,283(4)           192,484       192,484      223,281(4)
    35                109,153               347,107       347,107     371,404(4)           317,337       317,337      339,551(4)
    40                140,828               570,884       570,884     599,428(4)           520,216       520,216      546,226(4)

----------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 10.38%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4)  Increase due to adjustment by the corridor percentage. See "Death
     Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40      ANNUAL RATE OF RETURN(1):       6% (4.13% NET)

                     PREMIUMS                    ASSUMING CURRENT COSTS                       ASSUMING GUARANTEED COSTS
    END             ACCUMULATED          ------------------------------------            --------------------------------------
    OF            AT 4% INTEREST         ACCUMULATION      CASH        DEATH             ACCUMULATION     CASH          DEATH
   YEAR              PER YEAR              VALUE(3)      VALUE(3)    BENEFIT(3)            VALUE(3)      VALUE(3)     BENEFIT(3)
   ----           --------------         ------------    --------    ---------           ------------    --------     ---------
     1                  1,482                 1,151           775     100,000                1,143           766      100,000
     2                  3,023                 2,335         1,959     100,000                2,318         1,941      100,000
     3                  4,626                 3,553         3,177     100,000                3,526         3,150      100,000
     4                  6,293                 4,813         4,437     100,000                4,768         4,392      100,000
     5                  8,027                 6,129         5,752     100,000                6,045         5,668      100,000
     6                  9,830                 7,502         7,189     100,000                7,354         7,040      100,000
     7                 11,705                 8,937         8,686     100,000                8,697         8,446      100,000
     8                 13,655                10,424        10,236     100,000               10,074         9,886      100,000
     9                 15,684                11,977        11,851     100,000               11,486        11,360      100,000
    10                 17,793                13,598        13,535     100,000               12,931        12,868      100,000
    11                 19,987                15,347        15,347     100,000               14,445        14,445      100,000
    12                 22,268                17,151        17,151     100,000               15,995        15,995      100,000
    13                 24,641                19,011        19,011     100,000               17,579        17,579      100,000
    14                 27,109                20,928        20,928     100,000               19,195        19,195      100,000
    15                 29,675                22,902        22,902     100,000               20,839        20,839      100,000
    16                 32,344                24,935        24,935     100,000               22,510        22,510      100,000
    17                 35,120                27,024        27,024     100,000               24,204        24,204      100,000
    18                 38,007                29,172        29,172     100,000               25,922        25,922      100,000
    19                 41,009                31,378        31,378     100,000               27,664        27,664      100,000
    20                 44,131                33,640        33,640     100,000               29,424        29,424      100,000
    21                 47,378                35,957        35,957     100,000               31,200        31,200      100,000
    22                 50,755                38,330        38,330     100,000               32,988        32,988      100,000
    23                 54,268                40,760        40,760     100,000               34,781        34,781      100,000
    24                 57,920                43,249        43,249     100,000               36,571        36,571      100,000
    25                 61,719                45,800        45,800     100,000               38,350        38,350      100,000
    30                 83,118                59,600        59,600     100,000               46,918        46,918      100,000
    35                109,153                75,975        75,975     100,000               54,080        54,080      100,000
    40                140,828                98,093        98,093     102,998(4)            57,414        57,414      100,000

----------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 4.38%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4)  Increase due to adjustment by the corridor percentage. See "Death
     Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I              ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN(1):  0% (-1.87% NET)
$100,000 INITIAL SPECIFIED AMOUNT    ASSUMED ANNUAL PREMIUM(2):           $1,425

                       PREMIUMS                   ASSUMING CURRENT COSTS                       ASSUMING GUARANTEED COSTS
    END              ACCUMULATED           ------------------------------------        ---------------------------------------
    OF              AT 4% INTEREST         ACCUMULATION     CASH        DEATH          ACCUMULATION       CASH         DEATH
   YEAR                PER YEAR              VALUE(3)     VALUE(3)    BENEFIT(3)          VALUE(3)       VALUE(3)    BENEFIT(3)
   ----             --------------         ------------   -------     ----------       ------------      -------     ---------
     1                  1,482                 1,077           701     100,000                1,069           693      100,000
     2                  3,023                 2,119         1,743     100,000                2,103         1,727      100,000
     3                  4,626                 3,127         2,750     100,000                3,103         2,727      100,000
     4                  6,293                 4,107         3,731     100,000                4,067         3,691      100,000
     5                  8,027                 5,072         4,695     100,000                4,996         4,620      100,000
     6                  9,830                 6,021         5,707     100,000                5,888         5,574      100,000
     7                 11,705                 6,955         6,704     100,000                6,741         6,490      100,000
     8                 13,655                 7,863         7,675     100,000                7,554         7,366      100,000
     9                 15,684                 8,757         8,631     100,000                8,328         8,202      100,000
    10                 17,793                 9,636         9,574     100,000                9,058         8,996      100,000
    11                 19,987                10,548        10,548     100,000                9,771         9,771      100,000
    12                 22,268                11,420        11,420     100,000               10,437        10,437      100,000
    13                 24,641                12,251        12,251     100,000               11,051        11,051      100,000
    14                 27,109                13,038        13,038     100,000               11,609        11,609      100,000
    15                 29,675                13,778        13,778     100,000               12,105        12,105      100,000
    16                 32,344                14,469        14,469     100,000               12,532        12,532      100,000
    17                 35,120                15,106        15,106     100,000               12,887        12,887      100,000
    18                 38,007                15,685        15,685     100,000               13,165        13,165      100,000
    19                 41,009                16,201        16,201     100,000               13,362        13,362      100,000
    20                 44,131                16,644        16,644     100,000               13,469        13,469      100,000
    21                 47,378                17,008        17,008     100,000               13,475        13,475      100,000
    22                 50,755                17,285        17,285     100,000               13,370        13,370      100,000
    23                 54,268                17,468        17,468     100,000               13,138        13,138      100,000
    24                 57,920                17,546        17,546     100,000               12,761        12,761      100,000
    25                 61,719                17,512        17,512     100,000               12,219        12,219      100,000
    30                 83,118                15,137        15,137     100,000                6,300         6,300      100,000
    35                109,153                 7,003         7,003     100,000                    0             0            0
    40                140,828                     0             0           0                    0             0            0

----------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals -1.62%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II            ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40        ANNUAL RATE OF RETURN(1):   12% (10.23% NET)
$100,000 INITIAL SPECIFIED AMOUNT    ASSUMED ANNUAL PREMIUM(2):           $1,425

                       PREMIUMS                   ASSUMING CURRENT COSTS                       ASSUMING GUARANTEED COSTS
    END              ACCUMULATED           ------------------------------------        ---------------------------------------
    OF              AT 4% INTEREST         ACCUMULATION     CASH        DEATH          ACCUMULATION       CASH         DEATH
   YEAR                PER YEAR              VALUE(3)     VALUE(3)    BENEFIT(3)          VALUE(3)       VALUE(3)    BENEFIT(3)
   ----             --------------         ------------   -------     ----------       ------------      -------     ---------
     1                  1,482                 1,224           847     101,224                1,215           838      101,215
     2                  3,023                 2,554         2,178     102,554                2,535         2,159      102,535
     3                  4,626                 4,001         3,625     104,001                3,972         3,595      103,972
     4                  6,293                 5,584         5,208     105,584                5,533         5,157      105,533
     5                  8,027                 7,329         6,953     107,329                7,232         6,856      107,232

     6                  9,830                 9,252         8,939     109,252                9,079         8,765      109,079
     7                 11,705                11,372        11,121     111,372               11,086        10,835      111,086
     8                 13,655                13,697        13,508     113,697               13,268        13,080      113,268
     9                 15,684                16,259        16,133     116,259               15,641        15,515      115,641
    10                 17,793                19,083        19,020     119,083               18,219        18,157      118,219

    11                 19,987                22,270        22,270     122,270               21,071        21,071      121,071
    12                 22,268                25,758        25,758     125,758               24,176        24,176      124,176
    13                 24,641                29,575        29,575     129,575               27,552        27,552      127,552
    14                 27,109                33,751        33,751     133,751               31,223        31,223      131,223
    15                 29,675                38,320        38,320     138,320               35,208        35,208      135,208

    16                 32,344                43,318        43,318     143,318               39,535        39,535      139,535
    17                 35,120                48,781        48,781     148,781               44,230        44,230      144,230
    18                 38,007                54,753        54,753     154,753               49,327        49,327      149,327
    19                 41,009                61,278        61,278     161,278               54,860        54,860      154,860
    20                 44,131                68,401        68,401     168,401               60,863        60,863      160,863

    21                 47,378                76,172        76,172     176,172               67,373        67,373      167,373
    22                 50,755                84,651        84,651     184,651               74,428        74,428      174,428
    23                 54,268                93,900        93,900     193,900               82,067        82,067      182,067
    24                 57,920               103,985       103,985     203,985               90,330        90,330      190,330
    25                 61,719               114,981       114,981     214,981               99,259        99,259      199,259

    30                 83,118               186,667       186,667     286,667              155,843       155,843      255,843
    35                109,153               296,477       296,477     396,477              238,106       238,106      338,106
    40                140,828               464,365       464,365     564,365              355,349       355,349      455,349

----------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 10.48%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II             ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40         ANNUAL RATE OF RETURN(1):  12% (10.13% NET)
$100,000 INITIAL SPECIFIED AMOUNT    ASSUMED ANNUAL PREMIUM(2):           $1,425

                       PREMIUMS                   ASSUMING CURRENT COSTS                       ASSUMING GUARANTEED COSTS
    END              ACCUMULATED           ------------------------------------        ---------------------------------------
    OF              AT 4% INTEREST         ACCUMULATION     CASH        DEATH          ACCUMULATION       CASH         DEATH
   YEAR                PER YEAR              VALUE(3)     VALUE(3)    BENEFIT(3)          VALUE(3)       VALUE(3)    BENEFIT(3)
   ----             --------------         ------------   -------     ----------       ------------      -------     ---------
     1                  1,482                 1,223           846     101,223                1,214           837      101,214
     2                  3,023                 2,550         2,174     102,550                2,531         2,155      102,531
     3                  4,626                 3,993         3,617     103,993                3,964         3,587      103,964
     4                  6,293                 5,570         5,194     105,570                5,519         5,143      105,519
     5                  8,027                 7,307         6,930     107,307                7,210         6,834      107,210
     6                  9,830                 9,219         8,906     109,219                9,046         8,732      109,046
     7                 11,705                11,326        11,075     111,326               11,040        10,789      111,040
     8                 13,655                13,633        13,444     113,633               13,205        13,016      113,205
     9                 15,684                16,173        16,048     116,173               15,557        15,431      115,557
    10                 17,793                18,972        18,909     118,972               18,110        18,047      118,110
    11                 19,987                22,126        22,126     122,126               20,931        20,931      120,931
    12                 22,268                25,576        25,576     125,576               23,999        23,999      123,999
    13                 24,641                29,347        29,347     129,347               27,332        27,332      127,332
    14                 27,109                33,469        33,469     133,469               30,951        30,951      130,951
    15                 29,675                37,974        37,974     137,974               34,876        34,876      134,876
    16                 32,344                42,896        42,896     142,896               39,133        39,133      139,133
    17                 35,120                48,271        48,271     148,271               43,745        43,745      143,745
    18                 38,007                54,140        54,140     154,140               48,747        48,747      148,747
    19                 41,009                60,546        60,546     160,546               54,170        54,170      154,170
    20                 44,131                67,530        67,530     167,530               60,046        60,046      160,046
    21                 47,378                75,142        75,142     175,142               66,408        66,408      166,408
    22                 50,755                83,437        83,437     183,437               73,296        73,296      173,296
    23                 54,268                92,474        92,474     192,474               80,742        80,742      180,742
    24                 57,920               102,317       102,317     202,317               88,785        88,785      188,785
    25                 61,719               113,035       113,035     213,035               97,462        97,462      197,462
    30                 83,118               182,622       182,622     282,622              152,171       152,171      252,171
    35                109,153               288,476       288,476     388,476              230,964       230,964      330,964
    40                140,828               449,086       449,086     549,086              341,938       341,938      441,938

----------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 10.38%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II             ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN(1):   6% (4.13% NET)
$100,000 INITIAL SPECIFIED AMOUNT     ASSUMED ANNUAL PREMIUM(2):          $1,425

                       PREMIUMS                   ASSUMING CURRENT COSTS                       ASSUMING GUARANTEED COSTS
    END              ACCUMULATED           ------------------------------------        ---------------------------------------
    OF              AT 4% INTEREST         ACCUMULATION     CASH        DEATH          ACCUMULATION       CASH         DEATH
   YEAR                PER YEAR              VALUE(3)     VALUE(3)    BENEFIT(3)          VALUE(3)       VALUE(3)    BENEFIT(3)
   ----             --------------         ------------   -------     ----------       ------------      -------     ---------
     1                  1,482                 1,148           772     101,148                1,140           763      101,140
     2                  3,023                 2,326         1,949     102,326                2,309         1,932      102,309
     3                  4,626                 3,534         3,157     103,534                3,507         3,131      103,507
     4                  6,293                 4,779         4,403     104,779                4,734         4,357      104,734
     5                  8,027                 6,076         5,700     106,076                5,990         5,613      105,990
     6                  9,830                 7,426         7,113     107,426                7,272         6,958      107,272
     7                 11,705                 8,833         8,582     108,833                8,580         8,329      108,580
     8                 13,655                10,285        10,097     110,285                9,912         9,724      109,912
     9                 15,684                11,797        11,672     111,797               11,268        11,143      111,268
    10                 17,793                13,372        13,309     113,372               12,644        12,582      112,644
    11                 19,987                15,070        15,070     115,070               14,074        14,074      114,074
    12                 22,268                16,811        16,811     116,811               15,521        15,521      115,521
    13                 24,641                18,592        18,592     118,592               16,980        16,980      116,980
    14                 27,109                20,412        20,412     120,412               18,445        18,445      118,445
    15                 29,675                22,269        22,269     122,269               19,906        19,906      119,906
    16                 32,344                24,157        24,157     124,157               21,357        21,357      121,357
    17                 35,120                26,072        26,072     126,072               22,789        22,789      122,789
    18                 38,007                28,009        28,009     128,009               24,196        24,196      124,196
    19                 41,009                29,960        29,960     129,960               25,570        25,570      125,570
    20                 44,131                31,913        31,913     131,913               26,897        26,897      126,897
    21                 47,378                33,856        33,856     133,856               28,163        28,163      128,163
    22                 50,755                35,780        35,780     135,780               29,351        29,351      129,351
    23                 54,268                37,673        37,673     137,673               30,440        30,440      130,440
    24                 57,920                39,520        39,520     139,520               31,405        31,405      131,405
    25                 61,719                41,305        41,305     141,305               32,216        32,216      132,216
    30                 83,118                48,586        48,586     148,586               33,037        33,037      133,037
    35                109,153                50,433        50,433     150,433               24,505        24,505      124,505
    40                140,828                41,339        41,339     141,339                    0             0            0

----------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 4.38%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II            ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40         ANNUAL RATE OF RETURN(1):   0% (-1.87% NET)
$100,000 INITIAL SPECIFIED AMOUNT    ASSUMED ANNUAL PREMIUM(2):           $1,425

                       PREMIUMS                   ASSUMING CURRENT COSTS                       ASSUMING GUARANTEED COSTS
    END              ACCUMULATED           ------------------------------------        ---------------------------------------
    OF              AT 4% INTEREST         ACCUMULATION     CASH        DEATH          ACCUMULATION       CASH         DEATH
   YEAR                PER YEAR              VALUE(3)     VALUE(3)    BENEFIT(3)          VALUE(3)       VALUE(3)    BENEFIT(3)
   ----             --------------         ------------   -------     ----------       ------------      -------     ---------
     1                  1,482                 1,074           698     101,074                1,066           690      101,066
     2                  3,023                 2,111         1,734     102,111                2,095         1,718      102,095
     3                  4,626                 3,110         2,734     103,110                3,086         2,710      103,086
     4                  6,293                 4,079         3,702     104,079                4,039         3,662      104,039
     5                  8,027                 5,030         4,653     105,030                4,953         4,576      104,953
     6                  9,830                 5,962         5,649     105,962                5,825         5,511      105,825
     7                 11,705                 6,878         6,627     106,878                6,654         6,403      106,654
     8                 13,655                 7,765         7,576     107,765                7,439         7,251      107,439
     9                 15,684                 8,634         8,509     108,634                8,179         8,053      108,179
    10                 17,793                 9,488         9,425     109,488                8,870         8,807      108,870
    11                 19,987                10,374        10,374     110,374                9,537         9,537      109,537
    12                 22,268                11,215        11,215     111,215               10,149        10,149      110,149
    13                 24,641                12,007        12,007     112,007               10,702        10,702      110,702
    14                 27,109                12,749        12,749     112,749               11,189        11,189      111,189
    15                 29,675                13,437        13,437     113,437               11,603        11,603      111,603
    16                 32,344                14,066        14,066     114,066               11,938        11,938      111,938
    17                 35,120                14,630        14,630     114,630               12,188        12,188      112,188
    18                 38,007                15,124        15,124     115,124               12,348        12,348      112,348
    19                 41,009                15,542        15,542     115,542               12,414        12,414      112,414
    20                 44,131                15,873        15,873     115,873               12,375        12,375      112,375
    21                 47,378                16,106        16,106     116,106               12,221        12,221      112,221
    22                 50,755                16,234        16,234     116,234               11,941        11,941      111,941
    23                 54,268                16,248        16,248     116,248               11,519        11,519      111,519
    24                 57,920                16,136        16,136     116,136               10,937        10,937      110,937
    25                 61,719                15,889        15,889     115,889               10,174        10,174      110,174
    30                 83,118                12,110        12,110     112,110                3,128         3,128      103,128
    35                109,153                 2,383         2,383     102,383                    0             0            0
    40                140,828                     0             0           0                    0             0            0

----------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals -1.62%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

     To learn more about the Separate Account, Jefferson Pilot LifeAmerica Insurance Company, and the Policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. Please call our Service Office at 1-800-258-3648: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, Accumulation Values, and Surrender Values; and (3) to ask questions about the Policy or make other inquiries.


     The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Separate Account and the Policy. Our reports and other information about the Separate Account and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


     Investment Company Act of 1940 Registration File No. 811-8470

                  ENSEMBLE II VARIABLE UNIVERSAL LIFE INSURANCE

                                   Offered by

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

                    IN CONNECTION WITH JPF SEPARATE ACCOUNT B

                                ONE GRANITE PLACE

                          CONCORD, NEW HAMPSHIRE 03301
                                  ------------

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information contains information in addition to the information in the current Prospectus for the Jefferson Pilot LifeAmerica Insurance Company Ensemble II Variable Universal Life Insurance Policy (the "Policy") offered by Jefferson Pilot LifeAmerica Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated May 1, 2003 by calling 1-800-258-3648, ext. 5394, or by writing the Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. The defined terms used in the current Prospectus for the Policy are also used in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.



                               DATED: MAY 1, 2003

                                TABLE OF CONTENTS

                                                                      PAGE

Jefferson Pilot LifeAmerica Insurance Company                           3

More Information About the Policy                                       3

Administration                                                          4

Records and Reports                                                     4

Custody of Assets                                                       4

Administrator                                                           5

Principal Underwriter                                                   5

Distribution of the Policy                                              5

Performance Data and Calculations                                       5
    Money Market Division Yield                                         5
    Division Total Return Calculations                                  6
    Other Information                                                   8

Registration Statement                                                  9

Experts                                                                 9

Financial Statements - Jefferson Pilot LifeAmerica Insurance Company   10

Financial Statements - JPF Separate Account B

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

Effective April 30, 1997, Jefferson Pilot LifeAmerica's parent company, Jefferson Pilot Financial Insurance Company (the "JP Financial"), then known as Chubb Life Insurance Company of America, was acquired by Jefferson-Pilot Corporation from The Chubb Corporation. Effective May 1, 1998, JP Financial changed its name to Jefferson Pilot Financial Insurance Company. Concurrently, the Company, then called Chubb Colonial Life Insurance Company of America, changed its name to Jefferson Pilot LifeAmerica Insurance Company.

Effective August 1, 2000, Alexander Hamilton Life Insurance company of America ("Alexander Hamilton Life") and Guarantee Life Insurance Company ("GLIC") merged with and into JP Financial, with JP Financial as the surviving entity. Both Alexander Hamilton Life and GLIC were affiliates of JP Financial. Alexander Hamilton Life was a stock life company initially organized under the laws of the State of North Carolina in 1981, and reincorporated in the State of Michigan in September 1995. GLIC was a stock life insurance company incorporated under the laws of the State of Nebraska. GLIC originally was organized in 1901 as a mutual assessment association and, after a period as a mutual life insurance company, became a stock life insurance company on December 26, 1995.

Upon the merger, the existence of Alexander Hamilton Life and GLIC ceased, and JP Financial became the surviving company. At the time of the merger, JP Financial assumed all of the variable annuity contracts issued by Alexander Hamilton and the applicable separate account became a separate account of JP Financial. GLIC did not have separate accounts or insurance contracts registered with the SEC.

In approving the merger on July 14, 2000, the boards of directors of JP Financial, Alexander Hamilton Life and GLIC determined that the merger of three financially strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which together, would be in the long-term interests of their respective contract owners. On July 14, 2000, the respective 100% stockholders of the JP Financial, Alexander Hamilton Life and GLIC voted to approve the merger. In addition, the Nebraska Department of Insurance approved the merger.

                        MORE INFORMATION ABOUT THE POLICY

GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP LifeAmerica Insurance Company ("JPLA") policy or a policy of any JPLA affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

                                 ADMINISTRATION

The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                               RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                                CUSTODY OF ASSETS

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains the books and records regarding the Separate Account's investment in the Portfolios. The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios' assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company's General Account assets. The nature of the business of Jefferson Pilot Investment Advisory Corporation is an Investment Advisor and Administrator. The principal business address is: One Granite Place, Concord, NH 03301.

                                 ADMINISTRATOR

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains records of all purchases and redemptions of Portfolio shares by each of the Divisions.

                              PRINCIPAL UNDERWRITER

The Company, on its own behalf and on behalf of the Separate Account, entered into an Agreement with Jefferson Pilot Variable Corporation ("JPVC"), One Granite Place, Concord, NH to serve as principal underwriter for the continuous offering of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation and is an affiliate of the Company. During the years ended December 31, 2001 and December 31, 2002, JPVC received $172,076 and $________, respectively, in brokerage commissions and did not retain any of these commissions.

                           DISTRIBUTION OF THE POLICY

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell policies directly.

We will pay commissions under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to registered representatives are not expected to exceed 90% of first year target premium and 4% of first excess premium, and 4% of target premium for the second through the fifteenth Policy Years for both renewals and excess premium. "Target premium" varies by sex, Issued Age, and rating class of the Insured and by Specified Amount. Compensation arrangements vary among broker-dealers. Override payments, expense allowances, and bonuses based on specific production levels may be paid. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing compensation. Except as described in the prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.

                        PERFORMANCE DATA AND CALCULATIONS

From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

MONEY MARKET DIVISION YIELD

We may include the yield of the Money Market Division in our marketing materials. The Yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, and the cost of any optional benefits. Seven-day yield also does not include the effect of the premium tax charge deducted from premium payments or any applicable surrender charge.

The seven-day yield of the Money Market Division as of December 31, 2002 was 0.96%.

The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses.

DIVISION TOTAL RETURN CALCULATIONS

The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division's total return represents the average annual total return of that Division over a particular period. The performance is based on each Division's unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, and the cost of any optional benefits. This calculation of total return also does not include the effect of the premium tax charge deducted from premium payments or any applicable surrender charge. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.

The total rate of return (T) is computed so that it satisfies the formula:
                                n
                         P(1+T)   = ERV

    where:

  P     =   a hypothetical initial payment of $10,000.00
  T     =   average annual total return
  n     =   number of years
ERV     =   ending redeemable value of a hypothetical  $10,000.00 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period (or fractional portion thereof).

                                                                       AVERAGE ANNUAL TOTAL RETURN
                                            CUM.      CUM.
                               INCEPTION   RETURN    RETURN                                  10        SINCE
          DIVISION             DATE (1)     QTD       YTD      1 YEAR    3 YEAR   5 YEAR    YEAR     INCEPTION

JPVF Mid-Cap Growth            05/01/01     6.92     -32.23    -32.23      N/A      N/A      N/A     -27.99
JPVF Growth                    01/01/98     0.72     -26.20    -26.20    -23.20     N/A      N/A       1.01
JPVF Emerging Growth           05/01/95     4.16     -34.44    -34.44    -30.36    -4.90     N/A       4.85
ProFund VP Technology (7)      01/22/01    21.14     -41.21    -41.21      N/A      N/A      N/A     -41.87
Ayco Growth (7)                12/01/00     6.20     -29.48    -29.48      N/A      N/A      N/A     -18.10
JPVF Capital Growth            05/01/92     6.84     -31.73    -31.73    -24.27    -3.11     7.97      9.85
JPVF Small Company             04/18/86     4.48     -29.59    -29.59    -19.21   -12.20     1.51      5.25
Scudder VIT Small Cap
Index (2)(7)                   08/22/97     5.83     -21.42    -21.42     -8.86    -2.66     N/A      -1.63
Vanguard(R) VIF Small Company
Growth                         06/03/96     5.21     -24.71    -24.71     -3.30     9.11     N/A       8.24
American Century VP
International                  05/01/94     3.55     -21.09    -21.09    -22.98    -2.67     N/A       2.35
T. Rowe Price Mid-Cap
Growth (3)                     12/31/96     8.13     -22.06    -22.06     -6.60     3.86     N/A       6.05
Fidelity VIP Growth            10/09/86     6.55     -30.73    -30.73    -20.68    -1.25     7.46      9.41
MFS(R) Research                07/26/95     5.65     -25.21    -25.21    -18.04    -3.72     N/A       3.77
JPVF Mid-Cap Value             05/01/01     7.57     -14.43    -14.43      N/A      N/A      N/A      -9.67
ProFund VP Healthcare (7)      01/22/01     3.49     -23.38    -23.38      N/A      N/A      N/A     -15.68
American Century VP Value (4)  05/01/96     8.09     -17.98    -17.98      1.13    -2.35     N/A       3.12
JPVF International Equity      01/01/98     3.69     -23.48    -23.48    -23.83     N/A      N/A      -6.90
Vanguard(R) VIF Mid-Cap Index  02/09/99     5.55     -15.41    -15.41     -0.85     N/A      N/A       4.98
ProFund VP Financial (7)       01/22/01     5.76     -15.65    -15.65      N/A      N/A      N/A     -11.95
JPVF Small-Cap Value           05/01/01     4.78     -13.42    -13.42      N/A      N/A      N/A      -2.51
JPVF S&P 500 Index (5)(7)      05/01/00     8.07     -23.03    -23.03      N/A      N/A      N/A     -16.97
JPVF Value                     05/01/92     5.91     -22.06    -22.06     -5.30    -0.13     8.26      8.46
Fidelity VIP Equity-Income     10/09/86     9.15     -17.69    -17.69     -5.90    -0.58     8.79      9.05
Templeton Foreign
Securities (6)                 05/01/92     4.73     -19.14    -19.14    -13.17     2.77     6.94      5.81
MFS(R) Utilities               01/03/95     9.31     -23.45    -23.45    -15.17    -1.54     N/A       8.24
JPVF World Growth Stock        08/01/85     5.36     -17.42    -17.42     -8.31    -1.21     6.43      7.74
Fidelity VIP Contrafund(R)     01/03/95     1.11     -10.16    -10.16    -10.24     2.78     N/A      11.26
Vanguard(R) VIF REIT Index     02/09/99    -0.15       2.60      2.60     12.57     N/A      N/A       8.69
JPVF Balanced                  05/01/92     1.90      -7.20     -7.20     -4.91     3.98     7.02      7.32
JPVF High Yield Bond           01/01/98     4.40       1.21      1.21     -1.81     N/A      N/A      -0.34
PIMCO Total Return (7)         12/31/97     2.29       8.11      8.11      8.22     6.09     N/A       6.09
JPVF Money Market              08/01/85     0.04       0.32      0.32      2.68     3.12     3.11      3.79

(1) The Inception Date is the date of inception of the underlying Portfolios, which may be prior to the date the Separate Account commenced operations. The performance for a Division prior to the inception date of the Division is calculated on a hypothetical basis by applying the Policy charges at the rates currently charged to the historical performance of the corresponding Portfolio as if the Policy has been in existence back to the inception date of the Portfolio.

(2) The inception date of Class B shares, in which this Division invests, was 05/01/02. The performance shown for the period from 08/22/97 through 04/30/02 was based on the historical performance of the Portfolio's Class A shares, adjusted to reflect charges applicable to Class B shares.

(3) The inception date of Class II shares, in which this Division invests, was 05/01/02. The performance shown for the period from 12/31/96 through 04/30/02 was based on the historical performance of the Portfolio's Class I shares, adjusted to reflect charges applicable to Class II shares.

(4) The inception date of Class II shares, in which this Division invests, was 08/15/01. The performance shown for the period from 05/01/96 through 08/14/01 was based on the historical performance of the Portfolio's Class I shares, adjusted to reflect charges applicable to the Class II shares.

(5) S&P 500 is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Jefferson Pilot Variable Corporation. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the Policy.

(6) The inception date of Class 2 shares, in which this Division invests, was 05/01/97. The performance shown for the period from 05/01/92 through 04/30/97 is based on the historical performance of the Portfolio's Class 1 shares, adjusted to reflect charges applicable to the Class 2 shares. Effective 05/01/02, Templeton International Securities Fund changed its name to Templeton Foreign Securities Fund.

(7) The total returns of these Portfolios reflect that the investment adviser waived all or part of its fee or reimbursed the Portfolio for a portion of its expenses. Without these arrangements, total returns would have been lower.

OTHER INFORMATION

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.

        Broker World                                     Financial World
        Across the Board                                 Advertising Age
        American Banker                                  Barron's
        Best's Review                                    Business Insurance
        Business Month                                   Business Week

        Changing Times                                   Consumer Reports
        Economist                                        Financial Planning
        Forbes                                           Fortune
        Inc.                                             Institutional Investor
        Insurance Forum                                  Insurance Sales
        Insurance Week                                   Journal of Accountancy
        Journal of the American Society of CLU & ChFC    Journal of Commerce
        Life Insurance Selling                           Life Association News
        MarketFacts                                      Manager's Magazine
        National Underwriter                             Money
        Morningstar, Inc.                                Nation's Business
        New Choices (formerly 50 Plus)                   New York Times
        Pension World                                    Pensions & Investments
        Rough Notes                                      Round the Table
        U.S. Banker                                      VARDs
        Wall Street Journal                              Working Woman


                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                                     EXPERTS

The financial statements of JPF Separate Account B of Jefferson Pilot LifeAmerica Insurance Company as of December 31, 2002, and for the periods ended December 31, 2001 and 2000, appearing in this Statement of Additional Information and this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The principal address of Ernst & Young, LLP is 202 Centre Port Drive, Suite 200, Greensboro, NC 27401.

The consolidated financial statements of Jefferson Pilot LifeAmerica Insurance Company as of December 31, 2002, and for each of the three years in the period ended December 31, 2002, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in the prospectus and this Statement of Additional Information, including the Hypothetical Policy illustrations included herein, have been approved by Michael J. Burns, FSA, MAAA, Vice President, Life Product Management, of Jefferson Pilot Financial Insurance Company, and are included in reliance upon his opinion as to their reasonableness.

FINANCIAL STATEMENTS

The financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. TO BE FILED BY AMENDMENT

                                   PART C
                             OTHER INFORMATION
Item 27. EXHIBITS

     (a) Resolution of Board of Directors of Chubb Colonial Life
Insurance Company, adopted at a meeting held on March 2, 1994.Fn1

     (b) Not applicable.

     (c) (i) Underwriting Agreement among Chubb Colonial Life Insurance Company, Chubb Colonial Separate Account B, and Chubb Securities Corporation.Fn1

         (iii) Specimen District Manager's Agreement of Chubb Securities Corporation.Fn1

         (iv) Specimen Sales Representative's Agreement of Chubb Securities Corporation.Fn1

         (v)   Schedule of Commissions.Fn1

     (d) (i)   Specimen Policy.Fn1

         (ii)  Form of Riders.Fn1

     (e) Application. To be filed by Post-Effective Amendment.

     (f) (i) Amended and Restated Charter of Chubb Colonial Life Insurance Company.Fn1

     (f) (ii) By-Laws of Chubb Colonial Life Insurance Company.Fn1

     (g) Form of Insurance Agreement.Fn1

     (h) Participation Agreements.

         (i) Fund Distribution Agreement between Chubb America Fund, Inc. and Chubb Securities Corporation.Fn2

         (ii) Participation Agreement between Jefferson Pilot LifeAmerica Insurance Company and T. Rowe Price Equity Series, Inc. To be filed by Post-Effective Amendment.

         (iii) Participation Agreement among Jefferson Pilot LifeAmerica Insurance Company, Vanguard Variable Insurance Fund, The Vanguard Group, Inc. and Vanguard Marketing Corporation. To be filed by Post-Effective Amendment.

          (iv) Participation Agreement among Templeton Variable Products
     Series Fund, Franklin Templeton Distributors, Inc., and Chubb Colonial Life Insurance Company. To be filed by Post-Effective Amendment.

          (v) (a) Participation Agreement among Variable Insurance Product Fund, Fidelity Distributors Corporation, and Chubb Colonial Life Insurance Company. To be filed by Post-Effective Amendment.

          (vi) Participation Agreement among Variable Insurance Product Fund II, Fidelity Distributors Corporation, and Chubb Colonial Life Insurance Company. To be filed by Post-Effective Amendment.

          (vii) Shareholder Services Agreement by and between Jefferson
     Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and American Century Investment Services, Inc.Fn3

          (viii) Participation Agreement between MFS Variable Insurance Trust, Chubb Colonial Life Insurance Company of America, and Massachusetts Financial Services Company. To be filed by Post-Effective Amendment.

          (ix) Participation Agreement between Jefferson Pilot LifeAmerica Insurance Company and Deutsche VIT Funds. To be filed by Post-Effective Amendment.

          (x) Participation Agreement between Jefferson Pilot Financial Insurance Company and Jefferson Pilot LifeAmerica Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC.Fn3

          (xi) Participation Agreement between Jefferson Pilot LifeAmerica Insurance Company and ProFunds VP. To be filed by Post-Effective Amendment.

     (i) Not Applicable.

     (j) Not Applicable.

     (k) Legal Opinion.Fn4

     (l) Actuarial opinion and consent (to be filed by post-effective
     Amendment).

     (m) Sample calculation of items illustrated (filed herewith).

     (n) Not Applicable.

     (o) Not Applicable.

     (p) Not Applicable.

     (q) Procedures Memorandum pursuant to Rule 6e-3(T)(6)(12)(iii).Fn5

---------------------
1. Incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form S-6 dated April 22, 1996 (File No. 33-77496).

2. Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A of Jefferson Pilot Variable Fund, Inc., dated March 2, 1998 (File No. 2-94479).

3. Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account, dated April 22, 2002 (File No. 333-94539).

4.   Incorporated by reference to Post-Effective Amendment No. 3 to
     Registrant's Registration Statement on Form S-6, filed on December 17, 1996 (File No. 33-77496).

5. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-6 of JPF Separate Account A, filed April 18, 2001 (File No. 333-93367).

Item 28. DIRECTORS AND OFFICERS
         JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

--------------------------------------------------------------------------------

NAME AND PRINCIPAL                 POSITION AND OFFICES
BUSINESS ADDRESS                   WITH DEPOSITOR
-------------------------------------------------------------------------------------------------------------------
Robert D. Bates                     Director, Executive Vice President
8801 Indian Hills Drive
Omaha, Nebraska 68114

Dennis R. Glass                     Director, Executive Vice President

Kenneth C. Mlekush                  Director, President

Hoyt J. Phillips                    Director, Senior Vice President

David A. Stonecipher                Director, Chairman and Chief Executive Officer

John D. Hopkins                     Executive Vice President and General Counsel

Charles C. Cornelio                 Executive Vice President

John C. Ingram                      Executive Vice President

Theresa M. Stone                    Executive Vice President, Chief Financial Officer

Reggie D. Adamson                   Senior Vice President

Ronald R. Angarella                 Senior Vice President
One Granite Place
Concord, NH 03301

Hal B. Phillips, Jr.                Senior Vice President and Chief Life Actuary

Richard T. Stange                   Senior Vice President, Deputy General Counsel

Michael Burns                       Vice President

Wendalyn J. Chase                   Vice President
One Granite Place
Concord, NH 03301

Dean F. Chatlain                    Vice President

Patricia B. Creedon                 Vice President
One Granite Place
Concord, NH 03301

Kenneth S. Dwyer                    Vice President

Patrick A. Lang                     Vice President
One Granite Place
Concord, NH 03301

Robert A. Reed                      Vice President, Secretary

Russell C. Simpson                  Vice President and Treasurer

Francis A. Sutherland, Jr.          Vice President

John A. Weston                      Vice President
One Granite Place
Concord, NH 03301

Except as otherwise noted, the principal business address for each officer and director listed is 100 N. Greene Street, Greensboro, North Carolina 27401.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

         See Annual Report on Form 10-K of Jefferson-Pilot Corporation, File No. 1-5955, filed March 26, 2002.

Item 30. INDEMNIFICATION

         The following provisions regarding the indemnification of underwriters and affiliated persons of Registrant are applicable:

         Section 14A:3-5 of the New Jersey Business Corporation Act, in general, allows any corporation to indemnify a corporate agent (a director, officer, employee or agent of the corporation) against his or her expenses and liabilities in connection with any proceeding involving the corporate agent by reason of his or her being or having been such a corporate agent, if such corporate agent acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; and with respect to any criminal proceeding, such corporate agent had no reasonable cause to believe his or her conduct was unlawful. However, in any proceeding by or in the right of the corporation to procure a judgment in its favor, no indemnification shall be provided in respect of any claim, issue or matter as to which such corporate agent shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which such proceeding was brought shall determine upon application that despite the adjudication of liability, but in view of all circumstances of the case, such corporate agent is fairly and reasonably entitled to indemnify for such expenses as the court shall deem proper.

         This provision also requires the corporation to reimburse the agent for his or her expenses in any such proceeding, to the extent that the agent has been successful on the merits or otherwise. No indemnification shall be made to or on behalf of a corporate agent if a judgment or other final adjudication adverse to the agent established that his or her acts or omissions were in breach of a duty of loyalty to the corporation or its shareholders, were not in good faith or involved a knowing violation of law, or resulted in a receipt by the corporate agent of an improper personal benefit.

         Article 8 of Registrant's Amended and Restated Charter states in pertinent part:

         "2. Each corporate agent shall be indemnified by the Company against his expenses and liabilities in connection with any proceeding involving the corporate agent by reason of his having been such corporate agent to the fullest extent permitted by applicable law as the same exists or may hereafter be amended or modified. The right to indemnification conferred by this paragraph 2 shall also include the right to be paid by the Company the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by applicable law as the same exists or may hereafter be amended or modified. The right to indemnification conferred in this paragraph 2 shall be a contract right.

         "3. The Company may purchase and maintain insurance on behalf of any corporate agent against any expenses incurred by reason of his having been a corporate agent, whether or not the corporation would have the power to indemnify him against such expenses and liabilities under applicable law as the same exists or may hereafter be amended or modified. The Company may purchase such insurance from, or such insurance may be reinsured in whole or in part by, an insurer owned by or otherwise affiliated with the Company, whether or not such insurer does business with other insureds."

         Under the terms of the Underwriting Agreement, Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policyowner or party-in-interest under a Policy (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

         The By-laws of the Distributor, Jefferson Pilot Variable Corporation, provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of North Carolina law.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, or controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Company will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. PRINCIPAL UNDERWRITERS

         Jefferson Pilot Variable Corporation ("JPVC") serves as principal underwriter and distributor of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation. JPVC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

         Jefferson Pilot LifeAmerica Insurance Company does not pay JPVC any commission or other compensation.

         JPVC also serves as distributor for JPF Separate Account A, JPF Separate Account C, Jefferson Pilot Variable Annuity Separate Account and Jefferson Pilot Variable Annuity Separate Account II, all of which are separate accounts of Jefferson Pilot Financial Insurance Company, the Company's parent.

         JPVC serves as the distributor for JPF Separate Account D, which is a separate account of Jefferson Pilot LifeAmerica Insurance Company.

         JPVC also serves as principal underwriter for Jefferson Pilot Variable Fund Inc.

         Following are the officers and directors of JPVC. The principal business address of each of the officers and directors listed below is One Granite Place, Post Office Box 515, Concord, New Hampshire 03301.

OFFICERS

Ronald R. Angarella                 President
David K. Booth                      Vice President, Marketing
W. Thomas Boulter                   Vice President and Chief Compliance Officer
John A. Weston                      Treasurer and Chief Financial Officer
(Vacant)                            Secretary
Lisa S. Clifford                    Assistant Vice President, Compliance
Donna M. Wilbur                     Assistant Treasurer

DIRECTORS

Ronald R. Angarella
Charles C. Cornelio
Carol R. Hardiman


Item 32. LOCATION OF ACCOUNTS AND RECORDS

         The Depositor, Jefferson Pilot LifeAmerica Insurance Company and the principal Underwriter, Jefferson Pilot Variable Corporation, are located at One Granite Place, Concord, New Hampshire 03301.

         Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.


Item 33. MANAGEMENT SERVICES

         None.


Item 34. REPRESENTATION OF REASONABLENESS OF FEES AND CHARGES

         Jefferson Pilot LifeAmerica Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Jefferson Pilot Financial Insurance Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, JPF Separate Account B, has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in Concord, New Hampshire on the 28th day of February, 2003.



(SEAL)                               JPF SEPARATE ACCOUNT B
                                       (Registrant)
                                     By: JEFFERSON PILOT LIFEAMERICA INSURANCE
                                         COMPANY (Depositor)

                                     By:  /s/ Russell C. Simpson
                                     -------------------------------------------
                                              Russell C. Simpson

                                     Title:   Treasurer
                                     -------------------------------------------

                                   JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY (Depositor)

                                   By:  /s/ Charles C. Cornelio
                                        --------------------------------------
                                            Charles C. Cornelio

                                   Title: Executive Vice President
                                          ------------------------------------

ATTEST:

/s/ Ronald R. Angarella
--------------------------------
Ronald R. Angarella
Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURES                            TITLE                      DATE
----------                            -----                      ----
/s/ David A. Stonecipher              Director; Chairman of      February 28, 2003
-----------------------------------   the Board and Chief
    David A. Stonecipher              Executive Officer

/s/ Kenneth C. Mlekush
-----------------------------------   Director; President        February 28, 2003
    Kenneth C. Mlekush

/s/ Dennis R. Glass                   Director; Executive        February 28, 2003
-----------------------------------   Vice President
    Dennis R. Glass

/s/ Reggie Adamson                    Senior Vice President      February 28, 2003
-----------------------------------   and Chief Accounting
    Reggie Adamson                    Officer

/s/ Robert D. Bates                   Director; Executive        February 28, 2003
-----------------------------------   Vice President
    Robert D. Bates

/s/ Hoyt J. Phillips                  Director; Senior           February 28, 2003
-----------------------------------   Vice President
    Hoyt J. Phillips

/s/ Theresa M. Stone                  Executive Vice President   February 28, 2003
-----------------------------------   and Chief Financial
    Theresa M. Stone                  Officer

                                  EXHIBIT INDEX

m.       Illustrated Sample Calculations